UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08188

ALLIANCEBERNSTEIN HIGH INCOME FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: October 31, 2011

Date of reporting period: April 30, 2011

ITEM 1.	REPORTS TO STOCKHOLDERS.

SEMI-ANNUAL REPORT

AllianceBernstein

High Income Fund

April 30, 2011

Semi-Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

June 21, 2011

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein High Income Fund (the “Fund”) for the semi-annual reporting period ended April 30, 2011.

Investment Objectives and Policies

The Fund’s investment objective is to seek to maximize total returns from price appreciation and income.

The Fund pursues income opportunities from government, corporate, emerging market and high yield sources. It has the flexibility to invest in a broad range of fixed-income securities in both developed and emerging market countries. The Fund’s investments may include U.S. and non-U.S. corporate debt securities and sovereign debt securities. The Fund may invest, without limitation, in either U.S. Dollar-denominated or non-U.S. Dollar-denominated fixed-income securities.

The Fund may invest in debt securities with a range of maturities from short- to long-term. Substantially all of the Fund’s assets may be invested in lower-rated securities, which may include securities having the lowest rating for non-subordinated debt instruments (i.e., rated C by Moody’s Investors Service or CCC+ or lower by Standard & Poor’s Rating Service and Fitch Ratings, Ltd.) and unrated securities of equivalent investment quality. The Fund also may invest in investment-grade securities and unrated securities. The Fund may also make short sales of securities or maintain a short position. The Fund is non-diversified, meaning it may invest more of its assets in a fewer number of issuers.

The Fund may invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable, floating, and inverse floating rate instruments and preferred stock, and may use other investment techniques. The Fund may use borrowings or other leverage for investment purposes. The Fund intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Fund may invest, without limit, in derivatives, such as options, futures, forwards, or swap agreements.

Investment Results

The table on page 5 shows the Fund’s performance compared with its composite benchmark, which is composed of equal weightings of the J.P. Morgan Emerging Markets Bond Index Global (JPM EMBI Global), the J.P. Morgan Government Bond Index-Emerging Markets (GBI-EM) (local-currency-denominated) and the Barclays Capital (BC) U.S. Corporate High Yield (HY) 2% Issuer Capped Index for the six- and 12-month periods ended April 30, 2011. Individual performance for each of these indices is also included for both time periods.

The Fund’s Class A shares provided solid positive absolute returns and outperformed the composite benchmark for both the six- and 12-month periods, without sales charges. The Fund’s overweight position to high

ALLIANCEBERNSTEIN HIGH INCOME FUND •	1

yield corporates and exposure to emerging market corporates were primary positive drivers of relative outperformance for both periods. The Fund’s use of leverage was also a positive contributor for both periods as fixed income markets posted strong positive returns. The Fund utilized leverage through repurchase agreements at favorable rates and was able to reinvest the proceeds into higher yielding securities.

Within the Fund’s high yield holdings, an overweight to subordinated financials (banks and insurance) within the capital structure contributed positively to relative performance for both periods. Within the Fund’s emerging market holdings, an overweight to the Ukraine as well as exposure to Russian corporate and quasi-sovereign debt contributed positively for both periods. The Fund’s defensive security selection in Argentina was positive for the six- month period, while an overweight to Argentina helped for the 12-month period. Also for the six-month period, an overweight to Kazakhstan helped as the rise in oil prices benefited debt in that country. An underweight to Venezuela detracted for both periods.

The Fund’s overall currency exposure, particularly an overweight to the Brazilian real, contributed positively for both periods. Within the Fund’s derivative positions, credit default swap exposure contributed positively for both periods, while interest rate swaps had no meaningful impact.

Market Review and Investment Strategy

Despite a number of shocks during the period—which included rising social unrest in North Africa and the Middle East, and a natural disaster in Japan—the global economic expansion remained intact, and most risk assets performed well. Positive economic momentum during the period meant that global government bond yields rose, stocks rallied (15.24%, as measured by the S&P 500 Stock Index) and the credit markets followed.

For the six-month period ended April 30, 2011, nongovernment securities outperformed, led by U.S. high yield corporates and commercial mortgage-backed securities, or CMBS. High yield performed well as strong revenue and earnings growth continued to help issuers deleverage, and default rates continued to fall. CMBS performed well, thanks to positive technicals, strong investor appetite for yield and signs of a stabilization of commercial real estate prices in core markets. Yield spreads on both of these sectors tightened significantly during the period.

Investment grade corporates also outperformed governments, however to a lesser extent. Global government securities posted the weakest returns, as economic growth continued to solidify despite recent world events and investors became less risk averse. U.S. dollar denominated emerging market debt returns also fell into negative territory during the reporting period, as rising U.S. Treasury yields

2	• ALLIANCEBERNSTEIN HIGH INCOME FUND

hurt performance. As most major currencies appreciated against the U.S. dollar, unhedged local currency emerging market debt performed strongly.

The Fund’s Global Fixed Income Investment Team and the Global Credit Investment Team (collectively, the “Team”) remain optimistic on the outlook for global economic growth and believe that the environment for global credit investing remains supportive. Recent weakness in global economic data was prompted mainly by two events—unrest in the Middle East and North Africa, which triggered a sharp rise in energy prices—and global supply disruptions caused by Japan’s earthquake. The Team believes both of these catalysts for softer growth may prove temporary as Japanese manufacturers have begun to ramp up production and crude oil prices have fallen back. Unless positive liquidity conditions reverse, the Team believes that the odds of a sustained global recovery remain high, and expects stronger growth in the second half of the year.

The Team continues to favor high yield corporate debt over emerging market government debt. Corporate securities continue to offer relatively attractive valuations along with solid fundamentals, strong balance sheets and robust earnings. Of the 491 (98%) S&P 500 companies that have reported first quarter earnings, 68% beat estimates, 11% were in-line, and 21% were below estimates. The estimated earnings growth rate for the S&P 500 for the second quarter of 2011 is currently at 14.5%.

In anticipation of higher interest rates in both developed and emerging market countries, the Fund remains defensively positioned with a short-duration bias. The Team continued to see opportunities in corporate dollar-denominated emerging market debt. This sector is receiving increased investor focus and supply is increasing at a rapid pace. Given the dramatic narrowing of spreads witnessed in 2009 and 2010, as the global economy recovered from crisis, the Team does not expect further spread compression to be significant. In 2011, the Team expects most nongovernment sectors’ excess returns to be largely in line with their incremental yield advantage.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	3

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3, 0% year 4); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged J.P. Morgan® Emerging Markets Bond Index Global (JPM EMBI Global), the J.P. Morgan® Government Bond Index-Emerging Markets (JPM GBI-EM) and the Barclays Capital U.S. Corporate High Yield (HY) 2% Issuer Capped Index do not reflect fees and expenses associated with the active management of a fund portfolio. The unmanaged JPM EMBI Global (market-capitalization weighted) represents the performance of U.S. Dollar-denominated Brady bonds, Eurobonds, and trade loans issued by sovereign and quasi-sovereign entities. The JPM GBI-EM represents the performance of local currency government bonds issued by emerging markets. The Barclays Capital U.S. Corporate HY 2% Issuer Capped Index is the 2% Issuer Capped component of the U.S. Corporate HY Index. Barclays Capital U.S. Corporate High Yield Index represents the performance of fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 and at least 1 year to maturity. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Investing in derivative instruments such as options, futures, forwards or swaps can be riskier than traditional investments, and may be more volatile, especially in a down market. Non-U.S. securities may be more volatile because of political, regulatory, market and economic uncertainties associated with such securities. Fluctuations in currency exchange rates may negatively affect the value of the investment or reduce returns. These risks are magnified in emerging or developing markets. Trying to enhance investment returns by borrowing money or using other leverage tools—magnify both gains and losses, resulting in greater volatility. Prices for goods and services tend to rise over time, which may erode the purchasing power of investments. A bond’s credit rating reflects the issuer’s ability to make timely payments of interest or principal—the lower the rating, the higher the risk of default. If the issuer’s financial strength deteriorates, the issuer’s rating may be lowered and the bond’s value may decline. As interest rates rise, bond prices fall and vice versa—long-term securities tend to rise and fall more than short-term securities. The values of mortgage-related and asset-backed securities are particularly sensitive to changes in interest rates due to prepayment risk. Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. The market values of the portfolio’s holdings rise and fall from day to day, so investments may lose value. Portfolios that hold a smaller number of securities may be more volatile than more diversified portfolios, since gains or losses from each security will have a greater impact on the portfolio’s overall value. These risks are fully discussed in the Fund’s prospectus.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED APRIL 30, 2011	NAV Returns
	6 Months	12 Months
AllianceBernstein High Income Fund†

Class A	5.12%	13.05%

Class B*	4.82%	12.29%

Class C	4.81%	12.35%

Advisor Class**	5.28%	13.42%

Class R**	5.01%	12.95%

Class K**	5.14%	13.25%

Class I**	5.26%	13.40%

Composite Benchmark: 33% JPM GBI-EM/33% JPM EMBI Global/33% Barclays Capital U.S. Corporate HY 2% Issuer Capped Index	3.53%	12.61%

JPM EMBI Global	-1.17%	9.33%

JPM GBI-EM	5.58%	14.96%

Barclays Capital U.S. Corporate HY 2% Issuer Capped Index	6.18%	13.32%

†     Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the six- and 12-month periods ended April 30, 2011, by 0.02% and 0.07%, respectively, for all share classes.

*    Effective January 31, 2009, Class B shares are no longer available for sale to new investors. Please see Note A for additional information.

**  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN HIGH INCOME FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2011
	NAV Returns	SEC Returns	SEC Yields*

Class A Shares			6.21%
1 Year	13.05%	8.30%
5 Years	11.37%	10.4%
10 Years	14.04%	13.54%

Class B Shares			5.72%
1 Year	12.29%	9.29%
5 Years	10.49%	10.49%
10 Years(a)	13.51%	13.51%

Class C Shares			5.72%
1 Year	12.35%	11.35%
5 Years	10.48%	10.48%
10 Years	13.15%	13.15%

Advisor Class Shares‡			6.77%
1 Year	13.42%	13.42%
Since Inception†	12.63%	12.63%

Class R Shares‡			6.12%
1 Year	12.95%	12.95%
Since Inception†	12.06%	12.06%

Class K Shares‡			6.44%
1 Year	13.25%	13.25%
Since Inception†	12.36%	12.36%

Class I Shares‡			6.75%
1 Year	13.40%	13.40%
Since Inception†	12.65%	12.65%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.04%, 1.78%, 1.73%, 0.73%, 1.37%, 1.08% and 0.72% for Class A, Class B, Class C, Advisor, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios (exclusive of interest expense) to 0.95%, 1.65%, 1.65%, 0.65%, 1.15%, 0.90% and 0.65% for Class A, Class B, Class C, Advisor, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through the Fund’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

*	SEC Yields are calculated based on SEC guidelines for the 30-day period ended April 30, 2011.

†	Inception date: 1/28/08.

‡	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance disclosures on page 4.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2011)
SEC Returns

Class A Shares
1 Year	9.21%
5 Years	10.11%
10 Years	13.28%

Class B Shares
1 Year	10.21%
5 Years	10.17%
10 Years(a)	13.22%

Class C Shares
1 Year	12.13%
5 Years	10.16%
10 Years	12.85%

Advisor Class Shares‡
1 Year	14.47%
Since Inception†	12.38%

Class R Shares‡
1 Year	13.74%
Since Inception†	11.77%

Class K Shares‡
1 Year	14.18%
Since Inception†	12.11%

Class I Shares‡
1 Year	14.46%
Since Inception†	12.40%

(a)	Assumes conversion of Class B shares into Class A shares after six years.

†	Inception date: 1/28/08.

‡	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance disclosures on page 4.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	7

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value November 1, 2010		Ending Account Value April 30, 2011		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$1,051.22	$1,020.23	$4.68	$4.61
Class B	$1,000	$1,000	$1,048.18	$1,016.61	$8.38	$8.25
Class C	$1,000	$1,000	$1,048.08	$1,016.76	$8.23	$8.10
Advisor Class	$1,000	$1,000	$1,052.80	$1,021.72	$3.16	$3.11
Class R	$1,000	$1,000	$1,050.05	$1,019.04	$5.90	$5.81
Class K	$1,000	$1,000	$1,051.40	$1,020.28	$4.63	$4.56
Class I	$1,000	$1,000	$1,052.60	$1,021.52	$3.36	$3.31

*	Expenses are equal to the classes’ annualized expense ratios of 0.92%, 1.65%, 1.62%, 0.62%, 1.16%, 0.91% and 0.66%, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

8	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Fund Expenses

PORTFOLIO SUMMARY

April 30, 2011 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $3,158.8

ALLIANCEBERNSTEIN HIGH INCOME FUND •	9

Portfolio Summary

PORTFOLIO SUMMARY

April 30, 2011 (unaudited)

*	All data are as of April 30, 2011. The Fund’s security type and country breakdowns are expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” securities type weightings represents 0.8% or less in the following security types: Asset-Backed Securities, Common Stocks, Governments—Sovereign Agencies, Inflation-Linked Securities, Local Governments—Regional Bonds, Options Purchased—Calls, Supranationals and Warrants. “Other” country weightings represent 0.9% or less in the following countries: Australia, Austria, Barbados, Belgium, Bermuda, Cayman Islands, Chile, China, Cote D’Ivoire, Croatia, Czech Republic, Denmark, Dominican Republic, Egypt, El Salvador, Euro Zone, France, Gabon, Ghana, Greece, Hong Kong, Hungary, Iceland, India, Indonesia, Italy, Jamaica, Japan, Lithuania, Mexico, New Zealand, Norway, Panama, Peru, Philippines, Poland, Serbia & Montenegro, Singapore, Spain, Supranational, Sweden, Switzerland, Trinidad & Tobago, Turkey, Ukraine, United Arab Emirates, Uruguay and Venezuela.

10	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio Summary

PORTFOLIO OF INVESTMENTS

April 30, 2011 (unaudited)

Company		Principal Amount (000)	U.S. $ Value

CORPORATES - NON-INVESTMENT GRADES – 55.3%
Industrial – 47.1%
Basic – 5.9%
AK Steel Corp. 7.625%, 5/15/20	U.S.$	3,564	$3,746,655
Aleris International, Inc. 7.625%, 2/15/18(a)		6,500	6,662,500
Algoma Acquisition Corp. 9.875%, 6/15/15(a)		5,880	5,475,750
Appleton Papers, Inc. 10.50%, 6/15/15(a)		2,150	2,268,250
Arch Coal, Inc. 8.75%, 8/01/16		1,675	1,876,000
Arch Western Finance LLC 6.75%, 7/01/13		304	305,900
Boise Paper Holdings LLC/Boise Finance Co. 9.00%, 11/01/17		2,410	2,684,137
Calcipar SA 6.875%, 5/01/18(a)		1,301	1,333,525
Celanese US Holdings LLC 6.625%, 10/15/18		644	677,810
CF Industries, Inc. 6.875%, 5/01/18		1,100	1,241,625
7.125%, 5/01/20		1,100	1,259,500
Consol Energy, Inc. 8.00%, 4/01/17		2,000	2,210,000
8.25%, 4/01/20		3,000	3,345,000
Drummond Co., Inc. 7.375%, 2/15/16		2,450	2,535,750
Evraz Group SA 8.25%, 11/10/15(a)		1,289	1,437,235
9.50%, 4/24/18(a)		5,066	5,889,225
FMG Resources August 2006 Pty Ltd. 7.00%, 11/01/15(a)		2,000	2,110,000
Georgia Gulf Corp. 10.75%, 10/15/16		1,500	1,605,000
Georgia-Pacific LLC 7.125%, 1/15/17(a)		517	549,313
8.875%, 5/15/31		1,800	2,205,000
Graphic Packaging International, Inc. 7.875%, 10/01/18		2,000	2,177,500
9.50%, 6/15/17		480	537,600
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC 4.813%, 11/15/14(b)		1,390	1,353,512
Huntsman International LLC 8.625%, 3/15/21(a)		3,900	4,377,750

ALLIANCEBERNSTEIN HIGH INCOME FUND •	11

Portfolio of Investments

Company		Principal Amount (000)	U.S. $ Value

Ineos Group Holdings PLC 8.50%, 2/15/16(a)	U.S.$	9,341	$9,667,935
James River Escrow, Inc. 7.875%, 4/01/19(a)		600	628,500
JMC Steel Group 8.25%, 3/15/18(a)		1,620	1,696,950
Kerling PLC 10.625%, 2/01/17(a)	EUR	4,400	7,185,059
KRATON Polymers LLC/KRATON Polymers Capital Corp. 6.75%, 3/01/19(a)	U.S.$	516	525,030
Lyondell Chemical Co. 8.00%, 11/01/17(a)		630	702,450
11.00%, 5/01/18		2,500	2,825,000
MacDermid, Inc. 9.50%, 4/15/17(a)		3,315	3,530,475
Momentive Performance Materials, Inc. 11.50%, 12/01/16		1,300	1,410,500
Nalco Co. 6.625%, 1/15/19(a)		1,350	1,390,500
NewMarket Corp. 7.125%, 12/15/16		1,074	1,123,673
NewPage Corp. 10.00%, 5/01/12(c)		1,120	659,400
11.375%, 12/31/14		2,800	2,786,000
Norske Skogindustrier ASA 7.00%, 6/26/17	EUR	2,150	2,754,569
Nova Chemicals Corp. 8.625%, 11/01/19	U.S.$	2,383	2,737,471
Novelis, Inc. 8.75%, 12/15/20		7,000	7,822,500
Omnova Solutions, Inc. 7.875%, 11/01/18(a)		5,538	5,676,450
PE Paper Escrow GMBH 12.00%, 8/01/14(a)		791	913,605
Peabody Energy Corp. 7.875%, 11/01/26		50	56,250
Polymer Group, Inc. 7.75%, 2/01/19(a)		7,300	7,592,000
Polypore International, Inc. 7.50%, 11/15/17(a)		1,635	1,732,078
Rain CII Carbon LLC/CII Carbon Corp. 8.00%, 12/01/18(a)		2,500	2,625,000
Rhodia SA 4.077%, 10/15/13(a)(b)	EUR	835	1,237,821
6.875%, 9/15/20(a)	U.S.$	1,848	2,150,610
Severstal OAO Via Steel Capital SA 9.25%, 4/19/14(a)		1,570	1,785,875
9.75%, 7/29/13(a)		7,028	7,920,556

12	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

Company		Principal Amount (000)	U.S. $ Value

Smurfit Kappa Acquisitions 7.75%, 11/15/19(a)	EUR	3,440	$5,349,914
Solutia, Inc. 7.875%, 3/15/20	U.S.$	2,115	2,321,212
Steel Dynamics, Inc. 6.75%, 4/01/15		675	696,938
7.625%, 3/15/20		2,500	2,737,500
7.75%, 4/15/16		1,910	2,043,700
TPC Group LLC 8.25%, 10/01/17(a)		5,374	5,777,050
Tube City IMS Corp. 9.75%, 2/01/15		2,000	2,082,500
United States Steel Corp. 6.65%, 6/01/37		4,900	4,397,750
7.375%, 4/01/20(c)		1,000	1,055,000
Vedanta Resources PLC 8.75%, 1/15/14(a)		4,299	4,675,162
9.50%, 7/18/18(a)(c)		1,900	2,123,250
Verso Paper Holdings LLC/Verso Paper, Inc. 8.75%, 2/01/19(a)		2,250	2,323,125
Series B 11.375%, 8/01/16(c)		3,748	3,991,620
Westvaco Corp. 8.20%, 1/15/30		2,940	3,168,923
Weyerhaeuser Co. 7.375%, 3/15/32		3,308	3,568,780
8.50%, 1/15/25		1,000	1,174,688

			184,487,906

Capital Goods – 4.9%
Alion Science and Technology Corp. 12.00%, 11/01/14(d)		1,061	1,093,331
Alliant Techsystems, Inc. 6.875%, 9/15/20		2,120	2,226,000
Ardagh Glass Finance PLC 8.75%, 2/01/20(a)	EUR	2,144	3,294,670
9.25%, 7/01/16(a)		497	806,064
Ardagh Packaging Finance PLC 7.375%, 10/15/17(a)	U.S.$	350	375,813
9.25%, 10/15/20(a)	EUR	1,198	1,887,537
Associated Materials LLC 9.125%, 11/01/17(a)	U.S.$	1,444	1,554,105
BE Aerospace, Inc. 6.875%, 10/01/20		2,480	2,610,200
Berry Plastics Corp. 9.75%, 1/15/21(a)		5,000	5,018,750
10.25%, 3/01/16		672	668,640
Bombardier, Inc. 7.75%, 3/15/20(a)		2,558	2,848,972

ALLIANCEBERNSTEIN HIGH INCOME FUND •	13

Portfolio of Investments

Company		Principal Amount (000)	U.S. $ Value

Building Materials Corp. of America 6.875%, 8/15/18(a)	U.S.$	1,540	$1,590,050
7.00%, 2/15/20(a)		985	1,026,863
7.50%, 3/15/20(a)		1,898	2,009,507
Case New Holland, Inc. 7.875%, 12/01/17(a)		2,558	2,858,565
Clondalkin Industries BV 8.00%, 3/15/14(a)	EUR	3,449	5,006,317
CNH America LLC 7.25%, 1/15/16	U.S.$	997	1,089,223
CPI International Acquisition, Inc. 8.00%, 2/15/18(a)		3,977	3,957,115
Crown European Holdings SA 7.125%, 8/15/18(a)	EUR	1,295	1,985,222
Graham Packaging Co. LP/GPC Capital Corp. I 8.25%, 1/01/17-10/01/18	U.S.$	2,192	2,389,570
Griffon Corp. 7.125%, 4/01/18(a)		1,604	1,662,145
Grohe Holding GMBH 8.625%, 10/01/14(a)	EUR	3,505	5,334,195
HeidelbergCement Finance BV 8.50%, 10/31/19		2,420	4,041,392
Huntington Ingalls Industries, Inc. 6.875%, 3/15/18(a)	U.S.$	1,511	1,590,327
7.125%, 3/15/21(a)		1,493	1,571,383
IFCO Systems NV 10.00%, 6/30/16(a)	EUR	1,000	1,718,134
KUKA AG 8.75%, 11/15/17(a)		2,358	3,750,083
Manitowoc Co., Inc. (The) 8.50%, 11/01/20	U.S.$	3,878	4,246,410
9.50%, 2/15/18		216	241,920
Masco Corp. 6.125%, 10/03/16		2,315	2,392,872
Nordenia Holdings AG 9.75%, 7/15/17(a)	EUR	1,652	2,673,879
Nortek, Inc. 8.50%, 4/15/21(a)	U.S.$	7,538	7,519,155
Obrascon Huarte Lain SA 7.375%, 4/28/15	EUR	2,550	3,828,865
OI European Group BV 6.75%, 9/15/20(a)		1,500	2,246,719
6.875%, 3/31/17(a)		1,000	1,514,476
Owens-Brockway Glass Container, Inc. 6.75%, 12/01/14	U.S.$	830	847,638
Plastipak Holdings, Inc. 8.50%, 12/15/15(a)		3,733	3,919,650

14	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

Company		Principal Amount (000)	U.S. $ Value

Ply Gem Industries, Inc. 8.25%, 2/15/18(a)	U.S.$	6,550	$6,730,125
Pregis Corp. 6.327%, 4/15/13(b)	EUR	3,000	4,299,037
RBS Global, Inc./Rexnord LLC 8.50%, 5/01/18	U.S.$	3,000	3,255,000
11.75%, 8/01/16		1,324	1,419,990
Rexam PLC 6.75%, 6/29/67	EUR	2,660	3,865,987
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu 7.125%, 4/15/19(a)	U.S.$	712	742,260
8.50%, 5/15/18(a)		4,050	4,171,500
9.00%, 4/15/19(a)		2,638	2,779,792
RSC Equipment Rental Inc/RSC Holdings III LLC 8.25%, 2/01/21(a)		4,500	4,747,500
10.25%, 11/15/19		2,000	2,295,000
Sequa Corp. 11.75%, 12/01/15(a)		5,545	5,995,531
Terex Corp. 8.00%, 11/15/17		2,356	2,491,470
Textron Financial Corp. 6.00%, 2/15/67(a)		125	107,500
TransDigm, Inc. 7.75%, 12/15/18(a)		4,800	5,172,000
United Rentals North America, Inc. 8.375%, 9/15/20		6,300	6,709,500
10.875%, 6/15/16		1,000	1,163,750
USG Corp. 6.30%, 11/15/16		1,911	1,825,005
Wienerberger AG 6.50%, 2/09/17	EUR	2,900	3,959,010

			155,125,714

Communications - Media – 4.8%
Allbritton Communications Co. 8.00%, 5/15/18	U.S.$	5,115	5,421,900
Cablevision Systems Corp. 8.00%, 4/15/20		1,700	1,870,000
CCH II LLC/CCH II Capital Corp. 13.50%, 11/30/16		2,000	2,412,500
CCO Holdings LLC/CCO Holdings Capital Corp. 7.00%, 1/15/19		1,500	1,571,250
7.00%, 1/15/19(a)		500	522,500
7.25%, 10/30/17		2,250	2,396,250
Cengage Learning Acquisitions, Inc. 10.50%, 1/15/15(a)		5,385	5,533,087

ALLIANCEBERNSTEIN HIGH INCOME FUND •	15

Portfolio of Investments

Company		Principal Amount (000)	U.S. $ Value

Central European Media Enterprises Ltd. 11.625%, 9/15/16(a)	EUR	3,520	$5,735,012
Cequel Communications Holdings I LLC and Cequel Capital Corp. 8.625%, 11/15/17(a)	U.S.$	4,615	4,949,587
CET 21 spol sro 9.00%, 11/01/17(a)	EUR	121	196,245
Charter Communications Operating LLC/Charter Communications Operating Capital 8.00%, 4/30/12(a)	U.S.$	1,275	1,338,750
Citadel Broadcasting Corp. 7.75%, 12/15/18(a)		1,990	2,154,175
Clear Channel Communications, Inc. 5.75%, 1/15/13		2,388	2,376,060
10.75%, 8/01/16		3,725	3,622,563
Clear Channel Worldwide Holdings, Inc. 9.25%, 12/15/17		65	72,231
Series B
9.25%, 12/15/17		4,258	4,737,025
CSC Holdings LLC 6.75%, 4/15/12		190	197,125
7.875%, 2/15/18(c)		2,212	2,455,320
Cumulus Media 7.75%, 5/01/19		2,163	2,163,000
Dex One Corp. 12.00%, 1/29/17(c)(d)		4,048	2,550,466
DISH DBS Corp. 7.125%, 2/01/16		1,250	1,331,250
European Media Capital SA 10.00%, 2/01/15(e)		537	375,667
Hughes Network Systems LLC/HNS Finance Corp. 9.50%, 4/15/14		1,950	2,008,500
Intelsat Jackson Holdings SA 7.25%, 10/15/20(a)		2,125	2,140,938
11.25%, 6/15/16		2,472	2,626,500
Intelsat Luxembourg SA 11.25%, 2/04/17		3,200	3,492,000
11.50%, 2/04/17(a)(d)		1,500	1,642,500
11.50%, 2/04/17(d)		1,750	1,916,250
Kabel BW Erste Beteiligungs GMBH/Kabel Baden-Wurttemberg GMBH & Co. KG 7.50%, 3/15/19(a)	EUR	2,292	2,976,861
Lamar Media Corp. 6.625%, 8/15/15	U.S.$	3,941	4,029,672
7.875%, 4/15/18		1,000	1,075,000
Liberty Media LLC 5.70%, 5/15/13		1,145	1,196,525

16	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

Company		Principal Amount (000)	U.S. $ Value

LIN Television Corp. 6.50%, 5/15/13	U.S.$	3,050	$3,050,000
8.375%, 4/15/18		2,750	3,004,375
Local TV Finance LLC 9.25%, 6/15/15(a)(d)		3,360	3,326,400
McClatchy Co. (The) 11.50%, 2/15/17		3,600	3,933,000
New York Times Co. (The) 6.625%, 12/15/16		2,200	2,227,500
Nexstar Broadcasting, Inc./Mission Broadcasting, Inc. 8.875%, 4/15/17		2,021	2,207,943
Quebecor Media, Inc. 7.75%, 3/15/16		5,952	6,197,520
Rainbow National Services LLC 8.75%, 9/01/12(a)		250	250,313
10.375%, 9/01/14(a)		1,458	1,516,320
Seat Pagine Gialle SpA 10.50%, 1/31/17(a)	EUR	2,600	3,498,436
Sinclair Television Group, Inc. 8.375%, 10/15/18	U.S.$	1,710	1,829,700
9.25%, 11/01/17(a)		3,430	3,833,025
Sirius XM Radio, Inc. 8.75%, 4/01/15(a)(c)		3,500	3,920,000
Technicolor 5.75%, 9/25/15(f)(g)	EUR	925	15,756
Telesat Canada/Telesat LLC 11.00%, 11/01/15	U.S.$	1,600	1,780,000
Univision Communications, Inc. 6.875%, 5/15/19(a)		4,700	4,717,625
8.50%, 5/15/21(a)		700	726,250
12.00%, 7/01/14(a)		1,580	1,702,450
UPC Holding BV 8.375%, 8/15/20(a)	EUR	3,000	4,554,536
UPCB Finance III Ltd. 6.625%, 7/01/20(a)	U.S.$	2,615	2,572,506
UPCB Finance Ltd. 7.625%, 1/15/20(a)	EUR	1,600	2,464,634
Valassis Communications, Inc. 6.625%, 2/01/21(a)	U.S.$	1,325	1,315,063
Virgin Media Finance PLC 8.375%, 10/15/19		4,650	5,254,500
WMG Holdings Corp. 9.50%, 12/15/14(c)		3,918	3,986,565
XM Satellite Radio, Inc. 7.625%, 11/01/18(a)		1,345	1,432,425
Ziggo Bond Co. BV 8.00%, 5/15/18(a)	EUR	3,650	5,683,265

			152,086,816

ALLIANCEBERNSTEIN HIGH INCOME FUND •	17

Portfolio of Investments

Company		Principal Amount (000)	U.S. $ Value

Communications - Telecommunications – 3.6%
Cincinnati Bell, Inc. 8.25%, 10/15/17	U.S.$	750	$761,250
8.75%, 3/15/18		4,650	4,464,000
Clearwire Communications LLC/Clearwire Finance, Inc. 12.00%, 12/01/15(a)		4,824	5,234,040
Cricket Communications, Inc. 7.75%, 10/15/20		5,500	5,616,875
10.00%, 7/15/15		1,500	1,650,000
Crown Castle International Corp. 7.125%, 11/01/19		2,500	2,671,875
Data & Audio Visual Enterprise 9.50%, 4/29/18	CAD	2,500	2,648,682
Digicel Group Ltd. 10.50%, 4/15/18(a)	U.S.$	4,241	4,834,740
Digicel Ltd. 12.00%, 4/01/14(a)		660	773,850
eAccess Ltd. 8.25%, 4/01/18(a)		3,648	3,675,360
ERC Ireland Finance Ltd. 6.093%, 8/15/16(a)(b)	EUR	1,000	525,808
Fairpoint Communications, Inc. Series 1 13.125%, 4/02/18(f)	U.S.$	1,048	9,827
Frontier Communications Corp. 6.25%, 1/15/13		1,222	1,286,155
8.125%, 10/01/18		1,600	1,730,000
9.00%, 8/15/31		1,600	1,648,000
Level 3 Financing, Inc. 8.75%, 2/15/17		3,220	3,332,700
9.25%, 11/01/14		567	588,263
9.375%, 4/01/19(a)		2,200	2,337,500
10.00%, 2/01/18		2,200	2,376,000
MetroPCS Wireless, Inc. 6.625%, 11/15/20		2,650	2,653,312
7.875%, 9/01/18		3,000	3,232,500
MTS International Funding Ltd. 8.625%, 6/22/20(a)		4,400	5,010,720
NII Capital Corp. 7.625%, 4/01/21		2,861	3,025,507
Pacnet Ltd. 9.25%, 11/09/15(a)		3,088	3,142,040
PAETEC Holding Corp. 9.50%, 7/15/15		1,250	1,312,500
9.875%, 12/01/18(a)		2,675	2,895,687
Phones4u Finance PLC 9.50%, 4/01/18(a)	GBP	4,000	6,681,400
Sprint Capital Corp. 6.875%, 11/15/28	U.S.$	8,000	7,670,000

18	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

Company		Principal Amount (000)	U.S. $ Value

Sunrise Communications Holdings SA 8.50%, 12/31/18(a)	EUR	2,500	$3,925,047
TW telecom Holdings, Inc. 8.00%, 3/01/18	U.S.$	4,824	5,240,070
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC 9.125%, 4/30/18(a)		3,250	3,729,375
Wind Acquisition Finance SA 7.25%, 2/15/18(a)		2,325	2,464,500
11.75%, 7/15/17(a)		3,200	3,720,000
11.75%, 7/15/17(a)		1,200	1,399,500
Windstream Corp. 7.50%, 4/01/23(a)		1,750	1,776,250
7.75%, 10/15/20(a)		1,800	1,908,000
7.75%, 10/01/21(a)(c)		2,780	2,939,850
8.125%, 8/01/13-9/01/18		3,652	3,971,571

			112,862,754

Consumer Cyclical - Automotive – 2.3%
Affinia Group, Inc. 9.00%, 11/30/14		2,665	2,741,619
9.00%, 11/30/14(a)		1,435	1,476,256
Allison Transmission, Inc. 7.125%, 5/15/19(a)		3,999	4,058,985
11.00%, 11/01/15(a)		3,700	4,023,750
American Axle & Manufacturing Holdings, Inc. 9.25%, 1/15/17(a)		3,196	3,571,530
Commercial Vehicle Group, Inc. 7.875%, 4/15/19(a)		1,200	1,227,000
Cooper Tire & Rubber Co. 8.00%, 12/15/19		3,000	3,206,250
Cooper-Standard Automotive, Inc. 8.50%, 5/01/18		3,400	3,655,000
Dana Holding Corp. 6.50%, 2/15/19		675	680,063
6.75%, 2/15/21		638	643,583
Exide Technologies 8.625%, 2/01/18(a)		1,876	2,012,010
Ford Motor Co. 7.45%, 7/16/31(c)		5,000	5,701,785
Ford Motor Credit Co. LLC 3.033%, 1/13/12(b)		640	645,555
7.00%, 10/01/13		974	1,055,466
8.00%, 12/15/16		2,650	3,080,352
Goodyear Dunlop Tires Europe BV 6.75%, 4/15/19(a)	EUR	2,100	3,147,740
Goodyear Tire & Rubber Co. (The) 7.00%, 3/15/28	U.S.$	700	672,000
8.25%, 8/15/20(c)		1,619	1,799,114
8.75%, 8/15/20		2,679	3,007,177

ALLIANCEBERNSTEIN HIGH INCOME FUND •	19

Portfolio of Investments

Company		Principal Amount (000)	U.S. $ Value

Lear Corp. 7.875%, 3/15/18	U.S.$	1,500	$1,646,250
8.125%, 3/15/20		2,000	2,220,000
Meritor, Inc. 8.125%, 9/15/15		4,525	4,773,875
10.625%, 3/15/18		322	364,665
Navistar International Corp. 8.25%, 11/01/21		4,880	5,441,200
Tenneco, Inc. 6.875%, 12/15/20		3,700	3,792,500
7.75%, 8/15/18		1,143	1,214,438
Tower Automotive Holdings USA LLC/TA Holdings Finance, Inc. 10.625%, 9/01/17(a)		4,428	4,953,825
Uncle Acquisition 2010 Corp. 8.625%, 2/15/19(a)		2,685	2,852,812

			73,664,800

Consumer Cyclical - Entertainment – 0.8%
AMC Entertainment, Inc. 8.00%, 3/01/14		1,000	1,013,750
9.75%, 12/01/20(a)		3,040	3,237,600
ClubCorp Club Operations, Inc. 10.00%, 12/01/18(a)		3,500	3,578,750
Greektown Holdings LLC 10.75%, 12/01/13(f)(g)		715	0
NAI Entertainment Holdings LLC 8.25%, 12/15/17(a)		4,639	5,010,120
Pinnacle Entertainment, Inc. 7.50%, 6/15/15		4,050	4,131,000
8.625%, 8/01/17		500	550,000
8.75%, 5/15/20		1,000	1,075,000
Regal Entertainment Group 9.125%, 8/15/18(c)		4,305	4,617,113
WMG Acquisition Corp. 9.50%, 6/15/16		1,400	1,491,000

			24,704,333

Consumer Cyclical - Other – 4.8%
Ameristar Casinos, Inc. 7.50%, 4/15/21(a)		2,305	2,359,744
Beazer Homes USA, Inc. 6.875%, 7/15/15		1,000	975,000
12.00%, 10/15/17		1,860	2,145,975
Boyd Gaming Corp. 6.75%, 4/15/14		925	925,000
9.125%, 12/01/18(a)		2,700	2,801,250
Broder Brothers Co. 12.00%, 10/15/13(a)(d)		331	331,962

20	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

Company		Principal Amount (000)	U.S. $ Value

Caesars Entertainment Operating Co., Inc 10.00%, 12/15/18	U.S.$	4,000	$3,755,000
11.25%, 6/01/17		3,050	3,477,000
Chukchansi Economic Development Authority 8.00%, 11/15/13(a)		2,075	1,660,000
CityCenter Holdings LLC/CityCenter Finance Corp. 7.625%, 1/15/16(a)		5,907	6,158,047
Country Garden Holdings Co. 11.125%, 2/23/18(a)		1,809	1,894,928
11.25%, 4/22/17(a)		2,000	2,120,000
DR Horton, Inc. 6.50%, 4/15/16		1,000	1,045,000
GWR Operating Partnership LLP 10.875%, 4/01/17		3,500	3,771,250
Host Hotels & Resorts LP 6.875%, 11/01/14		481	496,633
9.00%, 5/15/17		1,000	1,125,000
Series Q 6.75%, 6/01/16		2,558	2,641,135
Isle of Capri Casinos, Inc. 7.00%, 3/01/14(c)		3,570	3,578,925
7.75%, 3/15/19(a)(c)		2,950	3,009,000
K Hovnanian Enterprises, Inc. 10.625%, 10/15/16		5,380	5,729,700
KB Home 5.875%, 1/15/15		1,995	1,970,062
7.25%, 6/15/18		1,000	968,750
9.10%, 9/15/17		2,300	2,432,250
Lennar Corp. 6.95%, 6/01/18		2,780	2,731,350
Series B 6.50%, 4/15/16		3,200	3,200,000
Levi Strauss & Co. 7.625%, 5/15/20		1,000	1,007,500
8.875%, 4/01/16		3,000	3,127,500
M/I Homes, Inc. 8.625%, 11/15/18(a)		3,900	3,880,500
Marina District Finance Co., Inc. 9.50%, 10/15/15(a)(c)		1,200	1,287,000
9.875%, 8/15/18(a)(c)		5,220	5,598,450
MCE Finance Ltd. 10.25%, 5/15/18		4,895	5,721,031
Meritage Homes Corp. 6.25%, 3/15/15		1,350	1,346,625
7.15%, 4/15/20		2,500	2,478,125
MGM Resorts International 6.625%, 7/15/15(c)		2,000	1,927,500
7.625%, 1/15/17		4,965	4,791,225

ALLIANCEBERNSTEIN HIGH INCOME FUND •	21

Portfolio of Investments

Company		Principal Amount (000)	U.S. $ Value

NCL Corp. Ltd. 9.50%, 11/15/18(a)	U.S.$	3,500	$3,718,750
11.75%, 11/15/16		2,000	2,345,000
Penn National Gaming, Inc. 8.75%, 8/15/19		4,800	5,268,000
Phillips-Van Heusen Corp. 7.375%, 5/15/20		2,340	2,533,050
Pulte Group, Inc. 7.875%, 6/15/32		2,600	2,392,000
Quiksilver, Inc. 6.875%, 4/15/15		5,000	4,931,250
Realogy Corp. Class A 11.00%, 4/15/18(a)		2,732	2,772,980
Series C 11.00%, 4/15/18(a)(c)		1,450	1,468,125
Royal Caribbean Cruises Ltd. 7.25%, 6/15/16		2,850	3,042,375
Ryland Group, Inc. 6.625%, 5/01/20		4,500	4,398,750
Seminole Indian Tribe of Florida 6.535%, 10/01/20(a)		390	392,703
7.75%, 10/01/17(a)		2,210	2,364,700
Sheraton Holding Corp. 7.375%, 11/15/15		2,035	2,309,725
Standard Pacific Corp. 8.375%, 5/15/18		3,250	3,363,750
10.75%, 9/15/16		1,667	1,954,557
Starwood Hotels & Resorts Worldwide, Inc. 7.875%, 5/01/12		2,500	2,646,875
Station Casinos, Inc. 6.625%, 3/15/18(f)		1,755	176
6.875%, 3/01/16(f)		1,500	150
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp. 8.625%, 4/15/16(a)		2,016	2,068,920
Tropicana Entertainment LLC/Tropicana Finance Corp. 9.625%, 12/15/14(f)(g)		750	0
Turning Stone Resort Casino Enterprise 9.125%, 9/15/14(a)		1,950	2,013,375
WCI Communities, Inc. 6.625%, 3/15/15(f)(g)(h)		750	0
William Lyon Homes, Inc. 10.75%, 4/01/13		2,252	1,328,680
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 7.75%, 8/15/20		5,400	5,899,500

22	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

Company		Principal Amount (000)	U.S. $ Value

Yanlord Land Group Ltd. 10.625%, 3/29/18(a)	U.S.$	2,950	$3,023,750

			152,705,558

Consumer Cyclical - Restaurants – 0.5%
Burger King Corp. 9.875%, 10/15/18(c)		4,666	4,934,295
CKE Restaurants, Inc. 11.375%, 7/15/18		4,250	4,738,750
Dunkin’ Brands, Inc. 9.625%, 12/01/18(a)		2,310	2,356,200
Landry’s Restaurants, Inc. 11.625%, 12/01/15		3,580	3,875,350
Series 144 11.625%, 12/01/15(a)		825	893,062

			16,797,657

Consumer Cyclical - Retailers – 1.8%
Asbury Automotive Group, Inc. 8.375%, 11/15/20(a)		1,555	1,628,862
AutoNation, Inc. 6.75%, 4/15/18		349	365,578
Blockbuster, Inc. 11.75%, 10/01/14(a)(f)(g)		1,782	142,560
Bon-Ton Department Stores, Inc. (The) 10.25%, 3/15/14		5,130	5,271,075
Burlington Coat Factory Warehouse Corp. 10.00%, 2/15/19(a)		601	614,523
GameStop Corp./GameStop, Inc. 8.00%, 10/01/12		1,342	1,368,840
Giraffe Acquisition Corp. 9.125%, 12/01/18(a)(c)		4,800	4,704,000
Hines Nurseries, Inc. Zero Coupon, 10/01/11(f)(g)(h)		1,000	0
JC Penney Corp., Inc. 7.40%, 4/01/37		4,100	3,905,250
Limited Brands, Inc. 5.25%, 11/01/14		3,194	3,337,730
6.625%, 4/01/21		1,000	1,035,000
6.90%, 7/15/17		3,710	3,978,975
Macy’s Retail Holdings, Inc. 6.375%, 3/15/37		3,500	3,500,000
Michaels Stores, Inc. 7.75%, 11/01/18(a)		3,100	3,200,750
11.375%, 11/01/16		1,000	1,090,000
Neiman Marcus Group, Inc. (The) 9.00%, 10/15/15(d)		4,029	4,220,840
10.375%, 10/15/15(c)		500	527,500
Penske Automotive Group, Inc. 7.75%, 12/15/16		1,250	1,293,750

ALLIANCEBERNSTEIN HIGH INCOME FUND •	23

Portfolio of Investments

Company		Principal Amount (000)	U.S. $ Value

QVC, Inc. 7.50%, 10/01/19(a)	U.S.$	2,400	$2,550,000
Rite Aid Corp. 6.875%, 8/15/13(c)		470	460,600
8.00%, 8/15/20		2,300	2,478,250
9.50%, 6/15/17(c)		1,500	1,387,500
10.25%, 10/15/19(c)		2,000	2,220,000
Sally Holdings LLC/Sally Capital, Inc. 9.25%, 11/15/14		1,200	1,260,000
Toys R US, Inc. 7.375%, 10/15/18		4,900	4,912,250
YCC Holdings LLC/Yankee Finance, Inc. 10.25%, 2/15/16(a)(d)		625	643,750

			56,097,583

Consumer Non-Cyclical – 6.2%
ACCO Brands Corp. 7.625%, 8/15/15		3,550	3,638,750
10.625%, 3/15/15		1,587	1,789,343
Alere, Inc. 8.625%, 10/01/18		6,195	6,628,650
AMGH Merger Sub, Inc. 9.25%, 11/01/18(a)		3,765	4,056,787
ARAMARK Corp. 8.50%, 2/01/15		5,942	6,201,962
Aurora Diagnostics Holdings/Aurora Diagnostics Financing, Inc. 10.75%, 1/15/18(a)		3,750	3,862,500
Bakkavor Finance 2 PLC 8.25%, 2/15/18(a)	GBP	2,500	3,899,223
Bausch & Lomb, Inc. 9.875%, 11/01/15	U.S.$	4,855	5,231,262
Biomet, Inc. 11.625%, 10/15/17		5,550	6,299,250
BioScrip, Inc. 10.25%, 10/01/15		4,005	4,005,000
Boparan Holdings Ltd. 9.875%, 4/30/18(a)	GBP	3,500	5,905,233
Campofrio Food Group SA 8.25%, 10/31/16(a)	EUR	2,550	3,937,452
Care UK Health & Social Care PLC 9.75%, 8/01/17	GBP	2,900	4,892,862
Catalent Pharma Solutions, Inc. 9.50%, 4/15/15(d)	U.S.$	4,534	4,635,708
CHS/Community Health Systems, Inc. 8.875%, 7/15/15		5,495	5,618,637
ConvaTec Healthcare E SA 10.50%, 12/15/18(a)		2,961	3,190,478

24	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

Company		Principal Amount (000)	U.S. $ Value

Cott Beverages, Inc. 8.125%, 9/01/18	U.S.$	1,390	$1,490,775
8.375%, 11/15/17		1,400	1,501,500
Del Monte Foods Co. 7.625%, 2/15/19(a)		1,300	1,330,875
DJO Finance LLC/DJO Finance Corp. 7.75%, 4/15/18(a)		720	739,800
10.875%, 11/15/14		3,030	3,298,912
Dole Food Co., Inc. 8.00%, 10/01/16(a)		4,350	4,649,062
Elan Finance PLC/Elan Finance Corp. 8.75%, 10/15/16(a)		800	853,000
8.75%, 10/15/16		2,250	2,404,688
Elizabeth Arden, Inc. 7.375%, 3/15/21		4,400	4,631,000
Gentiva Health Services, Inc. 11.50%, 9/01/18		1,560	1,770,600
Giant Funding Corp. 8.25%, 2/01/18(a)		3,575	3,709,062
HCA Holdings, Inc. 7.75%, 5/15/21(a)		3,500	3,657,500
HCA, Inc. 6.375%, 1/15/15		3,017	3,107,510
6.50%, 2/15/16		782	803,505
9.625%, 11/15/16(d)		2,259	2,425,601
Healthsouth Corp. 7.75%, 9/15/22		435	461,644
8.125%, 2/15/20		1,455	1,589,588
10.75%, 6/15/16		2,625	2,782,500
IASIS Healthcare LLC/IASIS Capital Corp. 8.75%, 6/15/14		3,841	3,917,820
Jarden Corp. 7.50%, 1/15/20		3,750	4,003,125
LifePoint Hospitals, Inc. 6.625%, 10/01/20(a)		2,150	2,241,375
Mylan Inc. 7.625%, 7/15/17(a)		330	364,650
7.875%, 7/15/20(a)		335	369,338
NBTY, Inc. 9.00%, 10/01/18(a)		2,000	2,180,000
New Albertsons, Inc. 7.45%, 8/01/29		4,110	3,442,125
8.00%, 5/01/31		2,600	2,236,000
Picard Bondco SA 9.00%, 10/01/18(a)	EUR	2,300	3,611,044
Pilgrim’s Pride Corp. 7.875%, 12/15/18(a)(c)	U.S.$	6,250	5,859,375

ALLIANCEBERNSTEIN HIGH INCOME FUND •	25

Portfolio of Investments

Company		Principal Amount (000)	U.S. $ Value

Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp. 8.25%, 9/01/17	U.S.$	2,500	$2,643,750
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp. 10.625%, 4/01/17(c)		3,000	3,225,000
R&R Ice Cream PLC 8.375%, 11/15/17(a)	EUR	3,450	5,046,093
Select Medical Corp. 7.625%, 2/01/15	U.S.$	4,833	4,959,866
Select Medical Holdings Corp. 6.211%, 9/15/15(b)		2,900	2,834,750
Smithfield Foods, Inc. 7.75%, 7/01/17		5,250	5,656,875
Stater Bros Holdings, Inc. 7.375%, 11/15/18(a)		2,275	2,368,844
STHI Holding Corp. 8.00%, 3/15/18(a)		930	955,575
SUPERVALU, Inc. 8.00%, 5/01/16(c)		2,500	2,596,875
Tenet Healthcare Corp. 6.875%, 11/15/31		4,000	3,300,000
9.25%, 2/01/15		2,000	2,190,000
Tops Holding Corp./Tops Markets LLC 10.125%, 10/15/15		2,555	2,746,625
Universal Hospital Services, Inc. 3.834%, 6/01/15(b)		500	485,625
Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc. 8.00%, 2/01/18		3,575	3,735,875
8.00%, 2/01/18(a)		485	505,613
Vanguard Health Systems, Inc. Zero Coupon, 2/01/16(a)		870	563,325
Visant Corp. 10.00%, 10/01/17		5,135	5,545,800
Voyager Learning Exchange 8.375%, 12/01/14(f)(g)(h)		1,283	0
Warner Chilcott Co./Warner Chilcott Finance LLC 7.75%, 9/15/18(a)		3,500	3,688,125

			196,273,687

Energy – 4.6%
Antero Resources Finance Corp. 9.375%, 12/01/17		4,838	5,309,705
ATP Oil & Gas Corp./United States 11.875%, 5/01/15		5,200	5,408,000
Basic Energy Services, Inc. 7.75%, 2/15/19(a)		2,960	3,108,000

26	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

Company		Principal Amount (000)	U.S. $ Value

Bluewater Holding BV 3.276%, 7/17/14(a)(b)	U.S.$	4,400	$3,696,000
Calfrac Holdings LP 7.50%, 12/01/20(a)		1,364	1,428,790
Chaparral Energy, Inc. 8.875%, 2/01/17		5,505	5,835,300
Chesapeake Energy Corp. 6.50%, 8/15/17		1,575	1,716,750
6.625%, 8/15/20		2,150	2,316,625
6.875%, 11/15/20		1,910	2,081,900
7.25%, 12/15/18		1,000	1,125,000
Cie Generale de Geophysique-Veritas 7.50%, 5/15/15		112	114,520
7.75%, 5/15/17		69	72,795
9.50%, 5/15/16		2,307	2,566,537
Citgo Petroleum Corp. 11.50%, 7/01/17(a)		4,527	5,330,542
Complete Production Services, Inc. 8.00%, 12/15/16		4,660	4,916,300
Continental Resources, Inc./OK 7.125%, 4/01/21		1,567	1,664,938
Denbury Resources, Inc. 6.375%, 8/15/21		3,001	3,091,030
8.25%, 2/15/20		1,536	1,712,640
Energy XXI Gulf Coast, Inc. 7.75%, 6/15/19(a)		3,500	3,578,750
9.25%, 12/15/17(a)		3,600	3,924,000
Expro Finance Luxembourg SCA 8.50%, 12/15/16(a)		2,547	2,489,692
Forest Oil Corp. 7.25%, 6/15/19		5,240	5,449,600
Golden Close Maritime Corp. 11.00%, 12/09/15		1,800	1,949,644
Helix Energy Solutions Group, Inc. 9.50%, 1/15/16(a)		2,900	3,074,000
Hercules Offshore, Inc. 10.50%, 10/15/17(a)		1,379	1,447,950
Hilcorp Energy I LP/Hilcorp Finance Co. 7.75%, 11/01/15(a)		3,509	3,636,201
8.00%, 2/15/20(a)		1,000	1,072,500
Key Energy Services, Inc. 6.75%, 3/01/21		2,666	2,739,315
Linn Energy LLC/Linn Energy Finance Corp. 8.625%, 4/15/20		4,190	4,629,950
McJunkin Red Man Corp. 9.50%, 12/15/16(a)		6,250	6,421,875
Newfield Exploration Co. 6.625%, 9/01/14-4/15/16		1,475	1,518,844

ALLIANCEBERNSTEIN HIGH INCOME FUND •	27

Portfolio of Investments

Company		Principal Amount (000)	U.S. $ Value

Offshore Group Investments Ltd. 11.50%, 8/01/15	U.S.$	4,250	$4,744,062
OPTI Canada, Inc. 8.25%, 12/15/14		3,750	1,996,875
9.75%, 8/15/13(a)		2,000	2,020,000
Parker Drilling Co. 9.125%, 4/01/18		1,389	1,538,318
Perpetual Energy, Inc. 8.75%, 3/15/18(a)	CAD	4,250	4,611,307
Petrohawk Energy Corp. 7.25%, 8/15/18(a)	U.S.$	2,500	2,656,250
7.25%, 8/15/18		3,900	4,143,750
PHI, Inc. 8.625%, 10/15/18		2,910	3,091,875
Pioneer Drilling Co. 9.875%, 3/15/18		2,000	2,160,000
Pioneer Natural Resources Co. 5.875%, 7/15/16		500	530,675
Plains Exploration & Production Co. 6.625%, 5/01/21		1,000	1,006,250
7.00%, 3/15/17		509	526,815
7.625%, 4/01/20		1,000	1,072,500
7.75%, 6/15/15		541	562,640
8.625%, 10/15/19		2,300	2,561,625
Pride International, Inc. 6.875%, 8/15/20		1,327	1,533,618
QEP Resources, Inc. 6.875%, 3/01/21		1,453	1,565,608
Range Resources Corp. 7.50%, 5/15/16		1,250	1,296,875
SandRidge Energy, Inc. 7.50%, 3/15/21(a)		933	981,983
8.75%, 1/15/20(c)		3,673	4,040,300
SESI LLC 6.375%, 5/01/19(a)		771	778,710
Tesoro Corp. 6.25%, 11/01/12		2,070	2,181,262
6.50%, 6/01/17		409	422,293
9.75%, 6/01/19		3,518	4,001,725

			143,453,009

Other Industrial – 1.3%
Briggs & Stratton Corp. 6.875%, 12/15/20		737	783,063
Brightstar Corp. 9.50%, 12/01/16(a)		4,301	4,602,070
Education Management LLC/Education Management Finance Corp.
8.75%, 6/01/14(c)		1,025	1,045,500
10.25%, 6/01/16		1,550	1,613,937

28	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

Company		Principal Amount (000)	U.S. $ Value

Exova Ltd. 10.50%, 10/15/18(a)	GBP	2,000	$3,503,673
Interline Brands, Inc. 7.00%, 11/15/18	U.S.$	4,065	4,186,950
Lecta SA 5.093%, 2/15/14(a)(b)	EUR	1,903	2,769,302
Liberty Tire Recycling 11.00%, 10/01/16(a)	U.S.$	4,400	4,928,000
Marfrig Overseas Ltd. 9.50%, 5/04/20(a)		3,659	3,878,540
Mueller Water Products, Inc. 7.375%, 6/01/17		1,700	1,687,250
8.75%, 9/01/20		900	1,001,250
Neenah Foundry Co. 15.00%, 7/29/15(d)(g)		268	262,630
New Enterprise Stone & Lime Co. 11.00%, 9/01/18(a)		4,700	4,717,625
Pipe Holdings PLC 9.50%, 11/01/15(a)	GBP	1,995	3,415,937
Sensus USA, Inc. 8.625%, 12/15/13	U.S.$	1,121	1,132,210
Wendel SA 4.375%, 8/09/17	EUR	1,750	2,310,131

			41,838,068

Services – 1.2%
ISS Holdings A/S 8.875%, 5/15/16(a)		2,000	3,080,792
Live Nation Entertainment, Inc. 8.125%, 5/15/18(a)	U.S.$	2,370	2,417,400
Lottomatica SpA 8.25%, 3/31/66(a)	EUR	3,585	5,522,320
Mobile Mini, Inc. 7.875%, 12/01/20(a)	U.S.$	2,320	2,465,000
Service Corp. International/US 6.75%, 4/01/15		1,500	1,612,500
6.75%, 4/01/16		2,900	3,117,500
7.50%, 4/01/27		1,575	1,529,719
ServiceMaster Co. (The) 10.75%, 7/15/15(a)(d)		4,325	4,595,202
Telenet Finance Luxembourg SCA 6.375%, 11/15/20(a)	EUR	2,500	3,628,935
Ticketmaster Entertainment LLC/Ticketmaster Noteco, Inc. 10.75%, 8/01/16	U.S.$	2,110	2,307,812
Travelport LLC 9.875%, 9/01/14(c)		3,050	2,882,250
West Corp. 7.875%, 1/15/19(a)		1,250	1,287,500

ALLIANCEBERNSTEIN HIGH INCOME FUND •	29

Portfolio of Investments

Company		Principal Amount (000)	U.S. $ Value

8.625%, 10/01/18(a)	U.S.$	1,535	$1,627,100
11.00%, 10/15/16		2,100	2,257,500

			38,331,530

Technology – 2.9%
Advanced Micro Devices, Inc. 7.75%, 8/01/20		973	1,014,353
8.125%, 12/15/17		2,180	2,305,350
Alcatel-Lucent USA, Inc. 6.45%, 3/15/29		2,450	2,229,500
6.50%, 1/15/28		1,650	1,501,500
Amkor Technology, Inc. 9.25%, 6/01/16		2,560	2,688,000
Aspect Software, Inc. 10.625%, 5/15/17(a)		4,211	4,495,242
Buccaneer Merger Sub, Inc. 9.125%, 1/15/19(a)		1,598	1,713,855
CDW LLC/CDW Finance Corp. 8.00%, 12/15/18(a)		3,282	3,495,330
8.50%, 4/01/19(a)		7,125	7,196,250
11.50%, 10/12/15(d)		4,100	4,463,875
Ceridian Corp. 11.25%, 11/15/15		4,650	4,836,000
CommScope, Inc. 8.25%, 1/15/19(a)		6,500	6,841,250
DCP LLC/DCP Corp. 10.75%, 8/15/15(a)		2,385	2,289,600
Eastman Kodak Co. 7.25%, 11/15/13(c)		700	689,500
First Data Corp.
7.375%, 6/15/19(a)		3,320	3,349,050
11.25%, 3/31/16		3,950	3,989,500
Freescale Semiconductor, Inc.
8.875%, 12/15/14(c)		2,705	2,819,962
9.25%, 4/15/18(a)		1,726	1,915,860
10.125%, 12/15/16(c)		2,429	2,605,103
Interactive Data Corp. 10.25%, 8/01/18(a)		4,700	5,240,500
Iron Mountain, Inc. 6.625%, 1/01/16		1,393	1,394,741
8.375%, 8/15/21		3,000	3,195,000
8.75%, 7/15/18		1,000	1,047,500
NXP BV/NXP Funding LLC
3.028%, 10/15/13(b)		539	536,305
9.50%, 10/15/15		700	750,750
Sanmina-SCI Corp.
7.00%, 5/15/19(a)		1,550	1,546,125
8.125%, 3/01/16(c)		5,224	5,446,020

30	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

Company		Principal Amount (000)	U.S. $ Value

Seagate HDD Cayman 6.875%, 5/01/20(a)	U.S.$	2,951	$2,995,265
Seagate Technology HDD Holdings 6.375%, 10/01/11		963	976,241
Sensata Technologies BV 8.00%, 5/01/14		976	1,002,840
Serena Software, Inc. 10.375%, 3/15/16		419	442,045
STATS ChipPAC Ltd. 7.50%, 8/12/15(a)		688	744,760
SunGard Data Systems, Inc.
7.625%, 11/15/20(a)		4,000	4,170,000
10.25%, 8/15/15		974	1,022,700

			90,949,872

Transportation - Airlines – 0.4%
Air Canada 12.00%, 2/01/16(a)		2,850	2,949,750
American Airlines, Inc. 10.50%, 10/15/12		1,909	2,047,403
AMR Corp. 9.00%, 8/01/12		849	853,245
Continental Airlines 2003-ERJ1 Pass Through Trust Series RJ03 7.875%, 7/02/18		2,008	1,987,665
Continental Airlines, Inc. 8.75%, 12/01/11		703	723,211
Delta Air Lines, Inc. 9.50%, 9/15/14(a)		1,164	1,248,390
Northwest Airlines 2000-1 Class G Pass Through Trust 7.15%, 10/01/19		1,074	1,065,609
UAL 2007-1 Pass Through Trust Series 071A 6.636%, 7/02/22		2,290	2,301,532

			13,176,805

Transportation - Railroads – 0.0%
Florida East Coast Railway Corp. 8.125%, 2/01/17(a)		813	861,780

Transportation - Services – 1.1%
America West Airlines 1999-1 Pass Through Trust Series 991G 7.93%, 1/02/19		2,003	2,067,941
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.
7.625%, 5/15/14		267	272,340
7.75%, 5/15/16		5,088	5,253,360
EC Finance PLC 9.75%, 8/01/17(a)	EUR	148	243,871

ALLIANCEBERNSTEIN HIGH INCOME FUND •	31

Portfolio of Investments

Company		Principal Amount (000)	U.S. $ Value

Hapag-Lloyd AG 9.75%, 10/15/17(a)	U.S.$	2,250	$2,401,875
Hertz Corp. (The) 6.75%, 4/15/19(a)		3,288	3,353,760
7.375%, 1/15/21(a)		2,950	3,097,500
7.50%, 10/15/18(a)		1,900	1,995,000
8.875%, 1/01/14		307	314,675
Oshkosh Corp. 8.50%, 3/01/20		3,500	3,902,500
Overseas Shipholding Group, Inc. 8.125%, 3/30/18(c)		2,250	2,193,750
Quality Distribution LLC/QD Capital Corp. 11.75%, 11/01/13(d)		184	183,794
Stena AB 5.875%, 2/01/19(a)	EUR	2,000	2,666,070
6.125%, 2/01/17(a)		800	1,119,750
7.875%, 3/15/20(a)		1,000	1,466,339
Swift Services Holdings, Inc. 10.00%, 11/15/18(a)	U.S.$	1,920	2,107,200
Western Express, Inc. 12.50%, 4/15/15(a)		2,000	1,970,000

			34,609,725

			1,488,027,597

Financial Institutions – 5.2%
Banking – 1.6%
ABN Amro Bank NV 4.31%, 3/10/16	EUR	5,396	6,513,712
Bank of America Corp. 8.00%, 1/30/18	U.S.$	1,585	1,714,542
8.125%, 5/15/18(c)		3,130	3,385,815
Deutsche Bank AG/London 5.50%, 9/02/15(a)	UAH	28,000	3,102,590
Dresdner Funding Trust I 8.151%, 6/30/31(a)	U.S.$	2,000	1,960,000
HBOS Capital Funding LP 6.071%, 6/30/14(a)		1,840	1,711,200
HT1 Funding GMBH 6.352%, 6/30/17	EUR	2,700	3,319,257
LBG Capital No. 1 PLC 8.00%, 6/15/20(a)	U.S.$	6,050	5,868,500
LBG Capital No.1 PLC 8.00%, 6/15/20(a)		1,500	1,455,000
Regions Bank/Birmingham AL 6.45%, 6/26/37		2,800	2,604,000
Regions Financing Trust II 6.625%, 5/15/47		1,500	1,355,625

32	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

Company		Principal Amount (000)	U.S. $ Value

Resona Preferred Global Securities Cayman Ltd. 7.191%, 7/30/15(a)	U.S.$	6,300	$6,318,566
SNS Bank NV 11.25%, 11/27/19	EUR	1,350	2,128,424
Telenet Finance III Luxembourg S.C.A. 6.625%, 2/15/21(a)		5,000	7,313,918
UT2 Funding PLC 5.321%, 6/30/16		1,293	1,838,522

			50,589,671

Brokerage – 0.3%
E*Trade Financial Corp. 7.375%, 9/15/13	U.S.$	4,325	4,357,438
Lehman Brothers Holdings, Inc. 6.875%, 5/02/18(f)		1,600	416,000
Series G 4.80%, 3/13/14(f)		1,800	459,000
Nuveen Investments, Inc. 10.50%, 11/15/15		3,845	4,003,606

			9,236,044

Finance – 1.1%
AGFC Capital Trust I 6.00%, 1/15/67(a)		4,000	2,620,000
Ally Financial, Inc. 6.875%, 9/15/11		1,090	1,108,394
8.00%, 11/01/31		2,404	2,710,510
Series 8 6.75%, 12/01/14		2,590	2,764,825
CIT Group, Inc. 7.00%, 5/01/13-5/01/17		4,894	4,949,262
ILFC E-Capital Trust II 6.25%, 12/21/65(a)		1,500	1,290,000
International Lease Finance Corp. 6.375%, 3/25/13		1,750	1,815,625
iStar Financial, Inc. 5.65%, 9/15/11		1,605	1,613,025
Series B 5.70%, 3/01/14		4,800	4,560,000
Provident Funding Associates LP / PFG Finance Corp. 10.125%, 2/15/19(a)		1,703	1,775,377
Renaissance Securities Trading Ltd. 11.00%, 4/21/16(a)		3,100	3,111,625
Residential Capital LLC 9.625%, 5/15/15		6,082	6,203,640
Springleaf Finance Corp. 6.90%, 12/15/17		2,000	1,875,000

			36,397,283

ALLIANCEBERNSTEIN HIGH INCOME FUND •	33

Portfolio of Investments

Company		Principal Amount (000)	U.S. $ Value

Insurance – 1.0%
Genworth Financial, Inc. 6.15%, 11/15/66	U.S.$	2,535	$1,951,950
Hartford Financial Services Group, Inc. 8.125%, 6/15/38		5,931	6,650,134
ING Capital Funding Trust III Series 9 3.907%, 6/30/11(b)		2,000	1,930,032
ING Groep NV 5.775%, 12/08/15		3,840	3,590,400
Liberty Mutual Group, Inc. 7.80%, 3/15/37(a)		5,142	5,219,130
MBIA Insurance Corp. 14.00%, 1/15/33(a)		4,920	2,902,800
Stoneheath RE 6.868%, 10/15/11		1,750	1,623,125
XL Group PLC Series E 6.50%, 4/15/17		7,000	6,650,000

			30,517,571

Other Finance – 0.8%
DTEK Finance BV 9.50%, 4/28/15(a)		4,574	4,928,485
FTI Consulting, Inc. 6.75%, 10/01/20(a)		3,150	3,213,000
Harbinger Group, Inc. 10.625%, 11/15/15(a)		2,370	2,435,175
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 8.00%, 1/15/18		4,050	4,181,625
iPayment Holdings, Inc.
10.25%, 5/15/18(a)		5,082	5,082,000
15.00%, 11/15/18(a)		2,952	2,952,000
iPayment, Inc. 9.75%, 5/15/14		1,877	1,916,886
Renaissance Capital LLC Via Renaissance Consumer Funding Ltd. 13.00%, 4/01/13(a)		1,000	1,066,250

			25,775,421

REITS – 0.4%
Central China Real Estate Ltd. 12.25%, 10/20/15(a)		3,123	3,253,701
Developers Diversified Realty Corp. 7.875%, 9/01/20		3,100	3,602,153
Sabra Health Care LP/Sabra Capital Corp. 8.125%, 11/01/18		543	568,793
Shimao Property Holdings Ltd. 9.65%, 8/03/17		4,450	4,297,094

			11,721,741

			164,237,731

34	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

Company		Principal Amount (000)	U.S. $ Value

Utility – 3.0%
Electric – 1.9%
AES Corp. (The) 7.75%, 3/01/14	U.S.$	2,696	$2,945,380
8.00%, 10/15/17		2,860	3,110,250
Calpine Corp. 7.25%, 10/15/17(a)		3,300	3,465,000
7.875%, 7/31/20-1/15/23(a)		5,500	5,895,000
Dynegy Holdings, Inc. 8.375%, 5/01/16		4,141	3,592,317
Dynegy Roseton/Danskammer Pass Through Trust Series B 7.67%, 11/08/16		2,969	2,761,170
Edison Mission Energy 7.00%, 5/15/17		3,948	3,128,790
7.50%, 6/15/13(c)		1,562	1,554,190
7.75%, 6/15/16		1,447	1,244,420
Energy Future Holdings Corp. 10.00%, 1/15/20		2,524	2,700,882
10.875%, 11/01/17		411	387,368
Series Q 6.50%, 11/15/24		2,007	1,083,780
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc. 10.00%, 12/01/20		1,072	1,152,486
GenOn Energy, Inc. 7.875%, 6/15/17		1,543	1,558,430
9.50%, 10/15/18(a)		4,000	4,270,000
Homer City Funding LLC 8.137%, 10/01/19		128	115,840
8.734%, 10/01/26		390	344,794
Inkia Energy Ltd. 8.375%, 4/04/21(a)		2,005	2,050,113
Intergen NV 8.50%, 6/30/17(a)	EUR	1,000	1,562,613
Mirant Americas Generation LLC 8.50%, 10/01/21	U.S.$	3,255	3,425,887
NRG Energy, Inc. 7.375%, 2/01/16-1/15/17		4,025	4,188,844
8.25%, 9/01/20		1,800	1,894,500
PPL Capital Funding, Inc. Series A 6.70%, 3/30/67		4,375	4,347,656
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc. 11.50%, 10/01/20(a)		2,679	2,752,672
Series A 10.25%, 11/01/15(c)		2,804	1,808,580

			61,340,962

ALLIANCEBERNSTEIN HIGH INCOME FUND •	35

Portfolio of Investments

Company		Principal Amount (000)	U.S. $ Value

Natural Gas – 1.1%
El Paso Corp.
Series G
7.375%, 12/15/12	U.S.$	204	$218,039
7.75%, 1/15/32		5,548	6,351,650
Enterprise Products Operating LLC Series A 8.375%, 8/01/66		1,609	1,747,776
Inergy LP/Inergy Finance Corp. 6.875%, 8/01/21(a)		6,050	6,413,000
Kinder Morgan Finance Co. ULC 5.70%, 1/05/16		745	784,113
MarkWest Energy Partners LP/MarkWest Energy Finance Corp. 6.50%, 8/15/21		6,975	7,044,750
Sabine Pass LNG LP 7.50%, 11/30/16		4,900	5,096,000
Source Gas LLC 5.90%, 4/01/17(a)		3,000	2,994,723
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 6.875%, 2/01/21(a)		3,250	3,233,750

			33,883,801

			95,224,763

Total Corporates – Non-Investment Grades (cost $1,659,828,972)			1,747,490,091

CORPORATES - INVESTMENT GRADES – 10.5%
Financial Institutions – 6.2%
Banking – 2.8%
American Express Co. 6.80%, 9/01/66		4,555	4,759,975
Assured Guaranty Municipal Holdings, Inc. 6.40%, 12/15/66(a)		3,500	2,712,500
Banco Do Brasil SA/Cayman 8.50%, 10/20/20(a)		2,200	2,582,250
Banco Santander Chile 6.50%, 9/22/20(a)	CLP	2,367,500	5,138,377
Barclays Bank PLC 4.875%, 12/15/14	EUR	1,500	1,916,238
5.926%, 12/15/16(a)	U.S.$	2,300	2,196,500
8.55%, 6/15/11(a)		1,000	1,003,000
BBVA International Preferred SA Unipersonal 4.952%, 9/20/16	EUR	3,100	3,627,336
5.919%, 4/18/17	U.S.$	2,600	2,216,916
Series E 8.50%, 10/21/14	EUR	1,000	1,532,990

36	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

Company		Principal Amount (000)	U.S. $ Value

BNP Paribas 5.186%, 6/29/15(a)	U.S.$	622	$612,670
BNP Paribas Capital Trust IV 6.342%, 1/24/12	EUR	1,000	1,473,744
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA 8.375%, 7/26/16	U.S.$	5,750	6,155,375
Countrywide Financial Corp. 6.25%, 5/15/16		505	546,435
Credit Agricole SA 6.637%, 5/31/17(a)		6,275	5,787,432
Danske Bank A/S 5.914%, 6/16/14(a)		2,185	2,108,525
Fortis Bank SA/NV 4.625%, 10/27/14(a)	EUR	1,000	1,340,441
Huntington BancShares, Inc./OH 7.00%, 12/15/20	U.S.$	1,445	1,618,026
Itau Unibanco Holding SA/Cayman Island 10.50%, 11/23/15(a)	BRL	2,100	1,375,640
Morgan Stanley 3.131%, 5/31/11(b)	NZD	3,900	3,155,506
10.09%, 5/03/17(a)	BRL	5,230	3,216,390
MUFG Capital Finance 5 Ltd. 6.299%, 1/25/17	GBP	1,225	1,954,101
National Capital Trust II 5.486%, 3/23/15(a)	U.S.$	1,700	1,702,977
Royal Bank of Scotland PLC (The) Series 1 5.76%, 10/27/14(b)	AUD	3,500	3,483,943
Societe Generale 4.196%, 1/26/15	EUR	1,500	1,932,901
6.999%, 12/19/17		2,650	3,925,126
UBS AG/Jersey 4.28%, 4/15/15		4,000	5,420,950
Unicredit Luxembourg Finance SA 6.00%, 10/31/17(a)	U.S.$	1,870	1,906,652
Unicredito Italiano Capital Trust III 4.028%, 10/27/15	EUR	4,700	5,830,177
VTB Bank OJSC Via VTB Capital SA 6.875%, 5/29/18(a)	U.S.$	1,333	1,432,975
Wells Fargo & Co. Series K 7.98%, 3/15/18		4,700	5,170,000

			87,836,068

Brokerage – 0.1%
Jefferies Group, Inc. 6.875%, 4/15/21		2,482	2,720,828

Finance – 0.3%
HSBC Finance Capital Trust IX 5.911%, 11/30/35		3,765	3,666,169

ALLIANCEBERNSTEIN HIGH INCOME FUND •	37

Portfolio of Investments

Company		Principal Amount (000)	U.S. $ Value

SLM Corp. 5.125%, 8/27/12	U.S.$	999	$1,034,719
6.25%, 1/25/16		1,500	1,590,516
Series A 5.00%, 10/01/13		4,100	4,274,184

			10,565,588

Insurance – 2.5%
Allstate Corp. (The) 6.125%, 5/15/37		3,060	3,144,150
American International Group, Inc. 6.25%, 3/15/37		2,364	2,239,890
8.175%, 5/15/58		1,336	1,496,320
AON Corp. 8.205%, 1/01/27		2,495	2,819,617
Assured Guaranty US Holdings, Inc. Series A 6.40%, 12/15/66		2,723	2,219,245
Aviva PLC 4.729%, 11/28/14	EUR	6,000	7,844,467
Coventry Health Care, Inc. 5.875%, 1/15/12	U.S.$	664	684,177
5.95%, 3/15/17		1,415	1,485,887
Crum & Forster Holdings Corp. 7.75%, 5/01/17		457	479,850
Dai-ichi Life Insurance Co., Ltd. (The) 7.25%, 7/25/21(a)		5,085	5,017,735
Danica Pension Livsforsikrings 4.35%, 10/06/11	EUR	1,000	1,466,339
Fairfax Financial Holdings Ltd. 7.75%, 6/15/17	U.S.$	1,000	1,072,500
Farmers Insurance Exchange 8.625%, 5/01/24(a)		3,000	3,431,754
Genworth Financial, Inc. 7.625%, 9/24/21		1,050	1,078,421
7.70%, 6/15/20		2,300	2,384,258
Hannover Finance Luxembourg SA 5.00%, 6/01/15	EUR	1,000	1,358,955
Lincoln National Corp. 6.05%, 4/20/67	U.S.$	5,800	5,756,500
8.75%, 7/01/19		604	776,884
MetLife, Inc. 10.75%, 8/01/39		3,495	4,927,950
Nationwide Mutual Insurance Co. 5.81%, 12/15/24(a)		5,000	4,846,865
9.375%, 8/15/39(a)		2,040	2,566,553
Standard Life PLC 5.314%, 1/06/15	EUR	1,000	1,355,252

38	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

Company		Principal Amount (000)	U.S. $ Value

Suncorp Metway Insurance Ltd. 6.75%, 10/06/26	AUD	500	$466,319
Series 1 6.75%, 9/23/24		800	784,676
Swiss Re Capital I LP 6.854%, 5/25/16(a)	U.S.$	6,900	6,856,985
Transatlantic Holdings, Inc. 8.00%, 11/30/39		2,836	3,083,866
Vero Insurance Ltd. 6.15%, 9/07/25	AUD	700	637,295
WR Berkley Corp. 5.60%, 5/15/15	U.S.$	3,500	3,741,658
ZFS Finance USA Trust V 6.50%, 5/09/37(a)		3,510	3,632,850

			77,657,218

Other Finance – 0.4%
Aviation Capital Group Corp. 6.75%, 4/06/21(a)		2,950	2,973,099
7.125%, 10/15/20(a)		3,872	4,014,248
IIRSA Norte Finance Ltd. 8.75%, 5/30/24(a)		859	957,677
ORIX Corp. 5.48%, 11/22/11		3,000	3,048,486
Red Arrow International Leasing PLC 8.375%, 6/30/12	RUB	11,324	417,613

			11,411,123

REITS – 0.1%
Entertainment Properties Trust 7.75%, 7/15/20(a)	U.S.$	3,544	3,800,940
ProLogis 6.875%, 3/15/20		280	313,888

			4,114,828

			194,305,653

Industrial – 2.6%
Basic – 0.9%
ArcelorMittal 9.00%, 2/15/15		730	878,567
ArcelorMittal USA, Inc. 6.50%, 4/15/14		1,565	1,740,230
Basell Finance Co. BV 8.10%, 3/15/27(a)		2,420	2,710,400
Braskem Finance Ltd 7.00%, 5/07/20(a)(c)		2,300	2,501,250
Commercial Metals Co. 6.50%, 7/15/17		2,100	2,215,563
Freeport-McMoRan Copper & Gold, Inc. 8.375%, 4/01/17		1,466	1,616,265

ALLIANCEBERNSTEIN HIGH INCOME FUND •	39

Portfolio of Investments

Company		Principal Amount (000)	U.S. $ Value

Gerdau Trade, Inc. 5.75%, 1/30/21(a)	U.S.$	170	$171,700
GTL Trade Finance, Inc. 7.25%, 10/20/17(a)		1,747	1,978,477
Southern Copper Corp. 7.50%, 7/27/35		1,500	1,579,619
Teck Resources Ltd. 6.125%, 10/01/35		5,000	5,265,005
Usiminas Commercial Ltd. 7.25%, 1/18/18(a)		2,441	2,730,258
Vale Overseas Ltd. 5.625%, 9/15/19		2,285	2,431,754
6.875%, 11/21/36		3,495	3,753,550

			29,572,638

Capital Goods – 0.2%
Allied Waste North America, Inc. Series B 7.125%, 5/15/16		362	375,575
Lafarge SA 7.125%, 7/15/36		2,640	2,626,148
Owens Corning 6.50%, 12/01/16		355	390,282
7.00%, 12/01/36		4,450	4,556,880

			7,948,885

Communications - Media – 0.2%
Comcast Cable Communications Holdings, Inc. 9.455%, 11/15/22		2,500	3,473,190
News America, Inc. 6.40%, 12/15/35		1,000	1,055,014
RR Donnelley & Sons Co. 4.95%, 4/01/14		2,400	2,505,996

			7,034,200

Communications - Telecommunications – 0.1%
Qwest Corp. 6.875%, 9/15/33		1,500	1,470,000
7.625%, 6/15/15		1,590	1,816,575

			3,286,575

Consumer Cyclical - Other – 0.1%
Toll Brothers Finance Corp. 5.15%, 5/15/15		1,900	1,956,320

Consumer Cyclical - Retailers – 0.1%
CVS Caremark Corp. 6.302%, 6/01/37		4,250	4,207,500

40	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

Company		Principal Amount (000)	U.S. $ Value

Consumer Non-Cyclical – 0.1%
Bunge Ltd. Finance Corp. 8.50%, 6/15/19	U.S.$	332	$403,555
Reynolds American, Inc. 7.625%, 6/01/16		1,376	1,647,317
Ventas Realty LP/Ventas Capital Corp. 6.75%, 4/01/17		422	448,778
Whirlpool Corp. 8.60%, 5/01/14		190	221,980

			2,721,630

Energy – 0.5%
Anadarko Petroleum Corp.
5.95%, 9/15/16		2,683	2,996,881
8.70%, 3/15/19		2,000	2,507,802
TNK-BP Finance SA
7.25%, 2/02/20(a)		360	395,100
7.50%, 7/18/16(a)		4,708	5,272,960
Transocean, Inc.
6.80%, 3/15/38		1,916	2,070,817
7.50%, 4/15/31		1,800	2,070,416
Williams Cos., Inc. (The) 7.875%, 9/01/21		149	188,779

			15,502,755

Other Industrial – 0.2%
Noble Group Ltd.
6.75%, 1/29/20(a)		2,368	2,510,080
8.50%, 5/30/13(a)		2,103	2,355,360

			4,865,440

Services – 0.1%
Expedia, Inc. 8.50%, 7/01/16		1,750	1,942,500

Technology – 0.1%
Motorola Solutions, Inc.
6.50%, 9/01/25		2,035	2,191,272
7.50%, 5/15/25		325	377,643
Xerox Capital Trust I 8.00%, 2/01/27		116	117,705

			2,686,620

Transportation - Airlines – 0.0%
Delta Air Lines 2007-1 Class A Pass Through Trust 6.821%, 8/10/22		1,155	1,201,583

			82,926,646

ALLIANCEBERNSTEIN HIGH INCOME FUND •	41

Portfolio of Investments

Company		Principal Amount (000)	U.S. $ Value

Non Corporate Sectors – 1.1%
Agencies - Not Government Guaranteed – 1.1%
AK Transneft OJSC Via TransCapitalInvest Ltd 5.67%, 3/05/14(a)	U.S.$	869	$931,568
7.70%, 8/07/13(a)		3,477	3,882,561
8.70%, 8/07/18(a)		1,219	1,517,655
Ecopetrol SA 7.625%, 7/23/19		1,722	2,023,350
Gazprom OAO Via Gaz Capital SA
6.212%, 11/22/16(a)		2,825	3,062,300
6.51%, 3/07/22(a)		9,473	9,994,015
9.25%, 4/23/19(a)		7,353	9,172,867
Petrobras International Finance Co. – Pifco 5.75%, 1/20/20		3,050	3,168,862
VTB Bank OJSC Via VTB Capital SA 6.875%, 5/29/18(a)		2,100	2,257,500

			36,010,678

Utility – 0.6%
Electric – 0.3%
Dominion Resources, Inc./VA 7.50%, 6/30/66		4,100	4,346,000
Empresas Publicas de Medellin ESP 7.625%, 7/29/19(a)		1,739	1,973,765
FirstEnergy Corp. Series C 7.375%, 11/15/31		2,000	2,221,276
KCP&L Greater Missouri Operations Co. 11.875%, 7/01/12		1,000	1,113,403

			9,654,444

Natural Gas – 0.3%
Enterprise Products Operating LLC Series H 6.65%, 10/15/34		1,500	1,629,771
Southern Union Co. 7.60%, 2/01/24		3,200	3,636,678
TransCanada PipeLines Ltd. 6.35%, 5/15/67		2,500	2,546,445

			7,812,894

			17,467,338

Total Corporates-Investment Grades (cost $295,217,081)			330,710,315

EMERGING MARKETS - SOVEREIGNS – 5.6%
Argentina – 1.7%
Argentina Bonos 7.00%, 10/03/15(c)		21,871	20,854,189
7.82%, 12/31/33	EUR	6,744	7,467,074

42	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

Company		Principal Amount (000)	U.S. $ Value

Series NY 2.50%, 12/31/38(c)(i)	U.S.$	14,680	$6,363,780
8.28%, 12/31/33(c)		1,793	1,587,102
Series X 7.00%, 4/17/17		18,150	16,338,529

			52,610,674

Colombia – 0.4%
Republic of Colombia 7.375%, 3/18/19		830	1,008,450
7.375%, 9/18/37(c)		9,300	11,322,750

			12,331,200

Dominican Republic – 0.5%
Dominican Republic International Bond 8.625%, 4/20/27(a)		14,203	15,339,240

El Salvador – 0.5%
El Salvador 7.375%, 12/01/19(a)		1,495	1,622,075
7.625%, 9/21/34(a)		872	961,380
7.65%, 6/15/35(a)		11,545	11,631,587
7.75%, 1/24/23(a)		700	778,750

			14,993,792

Gabon – 0.1%
Gabonese Republic 8.20%, 12/12/17(a)		3,208	3,717,270

Ghana – 0.1%
Republic of Ghana 8.50%, 10/04/17(a)		4,524	5,077,865

Indonesia – 0.1%
Republic of Indonesia 8.50%, 10/12/35(a)		1,645	2,159,063

Jamaica – 0.1%
Republic of Jamaica 8.00%, 6/24/19		2,207	2,317,350

Philippines – 0.3%
Republic of Philippines 8.375%, 6/17/19		2,101	2,673,522
9.50%, 2/02/30		1,393	1,964,130
9.875%, 1/15/19(c)		820	1,113,150
10.625%, 3/16/25		3,239	4,830,159

			10,580,961

Serbia & Montenegro – 0.1%
Republic of Serbia 6.75%, 11/01/24(a)		1,756	1,766,573

ALLIANCEBERNSTEIN HIGH INCOME FUND •	43

Portfolio of Investments

Company		Principal Amount (000)	U.S. $ Value

Turkey – 0.1%
Republic of Turkey 7.00%, 6/05/20	U.S.$	300	$344,250
7.375%, 2/05/25		1,649	1,941,697

			2,285,947

Ukraine – 0.5%
Ukraine Government International Bond 6.385%, 6/26/12(a)		750	775,500
6.58%, 11/21/16(a)(c)		2,441	2,486,159
6.75%, 11/14/17(a)		4,445	4,529,455
7.65%, 6/11/13(a)		4,498	4,791,944
Ukraine-Recap Linked Note 5.50%, 9/02/15(a)	UAH	27,000	3,087,553

			15,670,611

United Arab Emirates – 0.2%
Emirate of Dubai Government International Bonds 7.75%, 10/05/20(a)	U.S.$	7,645	7,836,125

Uruguay – 0.2%
Republica Orient Uruguay 6.875%, 9/28/25		4,272	4,987,560
7.625%, 3/21/36		550	662,750
7.875%, 1/15/33(d)		1,377	1,683,907

			7,334,217

Venezuela – 0.7%
Republic of Venezuela 7.65%, 4/21/25		38,000	23,275,000

Total Emerging Markets – Sovereigns (cost $144,308,919)			177,295,888

GOVERNMENTS - TREASURIES – 4.2%
Brazil – 1.8%
Brazil Notas do Tesouro Nacional Series F 10.00%, 1/01/14-1/01/17	BRL	41,980	24,995,119
Republic of Brazil
10.25%, 1/10/28		2,649	1,797,488
12.50%, 1/05/16-1/05/22		37,899	28,784,395

			55,577,002

Greece – 0.2%
Hellenic Republic Government Bond Series 30YR 4.60%, 9/20/40	EUR	6,430	4,752,439

44	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

Company		Principal Amount (000)	U.S. $ Value

Hungary – 0.5%
Hungary Government Bond Series 14/C 5.50%, 2/12/14	HUF	1,175,500	$6,450,394
Series 15/A 8.00%, 2/12/15		509,090	2,981,174
Series 16/C 5.50%, 2/12/16		1,131,580	6,053,331

			15,484,899

Ireland – 0.1%
Ireland Government Bond 4.50%, 4/18/20	EUR	4,768	4,735,154

South Africa – 1.4%
South Africa Government Bond Series R203 8.25%, 9/15/17	ZAR	149,000	22,767,835
Series R204 8.00%, 12/21/18		16,800	2,513,219
Series R207 7.25%, 1/15/20		120,490	17,058,613
Series R208 6.75%, 3/31/21		21,565	2,909,688

			45,249,355

United States – 0.2%
U.S. Treasury Notes 1.25%, 2/15/14	U.S.$	7,000	7,060,158

Total Governments – Treasuries (cost $113,291,589)			132,859,007

CMOs – 2.9%
Non-Agency Floating Rate – 1.8%
Bear Stearns Adjustable Rate Mortgage Trust Series 2007-2, Class 1A1 2.328%, 12/25/46(b)		3,827	2,611,363
Countrywide Alternative Loan Trust Series 2005-27, Class 2A3 1.866%, 8/25/35(b)		7,514	4,877,442
Series 2005-76, Class 2A1 1.306%, 2/25/36(b)		1,316	893,800
Series 2007-7T2, Class A3 0.813%, 4/25/37(b)		6,059	3,426,105
Countrywide Home Loan Mortgage Pass Through Trust Series 2007-13, Class A7 0.813%, 8/25/37(b)		3,141	2,386,760

ALLIANCEBERNSTEIN HIGH INCOME FUND •	45

Portfolio of Investments

Company		Principal Amount (000)	U.S. $ Value

Harborview Mortgage Loan Trust Series 2005-7, Class 1A1 3.358%, 6/19/45(b)	U.S.$	7,437	$4,381,224
Indymac Index Mortgage Loan Trust Series 2006-AR37, Class 2A1 5.476%, 2/25/37(b)		2,878	2,042,657
Lehman XS Trust Series 2007-15N, Class 4A1 1.113%, 8/25/47(b)		1,563	945,138
Series 2007-4N, Class 3A2A 1.056%, 3/25/47(b)		5,774	3,712,491
Structured Adjustable Rate Mortgage Loan Trust Series 2005-18, Class 8A1 5.465%, 9/25/35(b)		6,913	6,565,993
Series 2006-9, Class 4A1 5.916%, 10/25/36(b)		4,395	3,378,837
Structured Asset Mortgage Investments, Inc. Series 2007-AR6, Class A1 1.806%, 8/25/47(b)		9,372	5,494,442
WaMu Mortgage Pass Through Certificates Series 2006-AR11, Class 3A1A 1.226%, 9/25/46(b)		5,560	3,594,233
Series 2006-AR3, Class A1A 1.306%, 2/25/46(b)		2,038	1,547,952
Series 2006-AR5, Class A1A 1.296%, 6/25/46(b)		2,554	1,903,337
Series 2007-HY3, Class 4A1 3.557%, 3/25/37(b)		8,872	7,720,110
Series 2007-OA3, Class 2A1A 1.066%, 4/25/47(b)		2,774	1,953,363
Washington Mutual Alternative Mortgage Pass-Through Certificates Series 2007-OA4, Class A1A 1.066%, 4/25/47(b)		2,041	1,141,903

			58,577,150

Non-Agency Fixed Rate – 0.9%
Chaseflex Trust Series 2007-1, Class 1A3 6.50%, 2/25/37		1,699	1,150,519
Citimortgage Alternative Loan Trust Series 2007-A3, Class 1A4 5.75%, 3/25/37		4,256	3,241,822
Countrywide Alternative Loan Trust Series 2006-42, Class 1A6 6.00%, 1/25/47		3,349	2,198,330
Series 2006-J1, Class 1A10 5.50%, 2/25/36		5,400	3,842,777

46	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

Company		Principal Amount (000)	U.S. $ Value

Series 2006-J5, Class 1A1 6.50%, 9/25/36	U.S.$	3,079	$2,087,890
Series 2007-16CB, Class 1A7 6.00%, 8/25/37		2,466	1,981,456
First Horizon Alternative Mortgage Pass-Through Certificates Series 2006-FA1, Class 1A3 5.75%, 4/25/36		5,074	3,813,076
Washington Mutual Alternative Mortgage Pass-Through Certificates Series 2006-7, Class A3
6.081%, 9/25/36		3,502	2,086,094
Series 2006-7, Class A4
6.171%, 9/25/36		3,358	2,014,792
Series 2006-9, Class A4
5.986%, 10/25/36		3,807	2,375,185
Wells Fargo Alternative Loan Trust Series 2007-PA3, Class 3A1 6.25%, 7/25/37		4,498	3,328,998

			28,120,939

Non-Agency ARMs – 0.2%
American Home Mortgage Assets Series 2006-5, Class A1 1.226%, 11/25/46(b)		4,719	2,246,987
Citigroup Mortgage Loan Trust, Inc. Series 2006-AR1, Class 3A1 2.65%, 3/25/36(b)		4,588	3,435,083

			5,682,070

Total CMOs (cost $92,015,437)			92,380,159

QUASI-SOVEREIGNS – 2.6%
Quasi-Sovereign Bonds – 2.6%
Indonesia – 0.2%
Majapahit Holding BV 7.875%, 6/29/37(a)		5,600	6,244,000

Kazakhstan – 0.8%
Intergas Finance BV 6.375%, 5/14/17(a)		8,000	8,450,000
KazMunayGas National Co.
7.00%, 5/05/20(a)		3,746	4,068,156
9.125%, 7/02/18(a)		3,812	4,620,929
11.75%, 1/23/15(a)(c)		5,900	7,375,000

			24,514,085

Philippines – 0.0%
Power Sector Assets & Liabilities Management Corp. 7.25%, 5/27/19(a)		950	1,097,250

ALLIANCEBERNSTEIN HIGH INCOME FUND •	47

Portfolio of Investments

Company		Principal Amount (000)	U.S. $ Value

Russia – 1.2%
Russian Agricultural Bank OJSC Via RSHB Capital SA 6.299%, 5/15/17(a)	U.S.$	17,519	$18,351,153
7.125%, 1/14/14(a)		4,785	5,173,781
7.75%, 5/29/18(a)		11,479	12,856,480

			36,381,414

Trinidad & Tobago – 0.1%
Petroleum Co. of Trinidad & Tobago Ltd. 9.75%, 8/14/19(a)		3,650	4,361,750

Ukraine – 0.3%
Biz Finance PLC for Ukreximbank 8.375%, 4/27/15(a)		1,620	1,703,025
NAK Naftogaz Ukraine 9.50%, 9/30/14		5,978	6,578,789

			8,281,814

Total Quasi-Sovereigns (cost $67,630,258)			80,880,313

COMMERCIAL MORTGAGE-BACKED SECURITIES – 2.5%
Non-Agency Fixed Rate CMBS – 2.5%
Banc of America Commercial Mortgage, Inc. Series 2007-5, Class AM 5.772%, 2/10/51		4,676	4,833,807
Banc of America Large Loan, Inc. Series 2009-UB1, Class A4B 5.692%, 6/24/50(a)		3,500	3,645,178
Bear Stearns Commercial Mortgage Securities Series 2007-PW18, Class AM 6.084%, 6/13/50		1,500	1,583,577
Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2005-CD1, Class AJ 5.396%, 7/15/44		3,242	3,225,524
Credit Suisse First Boston Mortgage Securities Corp. Series 2005-C6, Class AJ 5.23%, 12/15/40		3,200	3,253,887
Credit Suisse Mortgage Capital Certificates Series 2006-C4, Class A3 5.467%, 9/15/39		5,320	5,767,041
Series 2006-C4, Class AM 5.509%, 9/15/39		5,600	5,660,921

48	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

Company		Principal Amount (000)	U.S. $ Value

JP Morgan Chase Commercial Mortgage Securities Corp. Series 2006-CB15, Class AM 5.855%, 6/12/43	U.S.$	670	$693,335
Series 2007-C1, Class A4 5.716%, 2/15/51		3,000	3,273,585
Series 2007-LD11, Class AM 6.005%, 6/15/49		5,105	5,094,541
LB-UBS Commercial Mortgage Trust Series 2005-C2, Class AJ 5.205%, 4/15/30		2,475	2,588,495
Merrill Lynch Mortgage Trust Series 2005-CIP1, Class AJ 5.137%, 7/12/38		2,700	2,694,269
Series 2007-C1, Class A4 6.02%, 6/12/50		1,700	1,864,766
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-4, Class AM 5.204%, 12/12/49		10,100	10,357,333
Morgan Stanley Capital I Series 2005-HQ6, Class AJ 5.073%, 8/13/42		1,417	1,441,180
Series 2006-IQ12, Class A4 5.332%, 12/15/43		7,100	7,669,125
Series 2006-IQ12, Class AM 5.37%, 12/15/43		7,876	8,186,466
Wachovia Bank Commercial Mortgage Trust Series 2005-C20, Class AJ 5.314%, 7/15/42		1,810	1,883,910
Series 2006-C23, Class AM 5.466%, 1/15/45		2,400	2,545,645
Series 2006-C27, Class AM 5.795%, 7/15/45		2,000	2,130,051

Total Commercial Mortgage-Backed Securities (cost $63,753,791)			78,392,636

EMERGING MARKETS - CORPORATE BONDS – 2.5%
Financial Institutions – 0.5%
Banking – 0.5%
ATF Bank JSC 9.00%, 5/11/16(a)		2,564	2,692,200
Banco BMG SA 9.15%, 1/15/16(a)		1,300	1,373,450
Banco Cruzeiro do Sul SA/Brazil 8.25%, 1/20/16(a)		6,520	6,431,164
8.875%, 9/22/20(a)		1,000	965,000

ALLIANCEBERNSTEIN HIGH INCOME FUND •	49

Portfolio of Investments

Company		Principal Amount (000)	U.S. $ Value

Bank CenterCredit 8.625%, 1/30/14(a)	U.S.$	2,734	$2,778,564
Halyk Savings Bank of Kazakhstan JSC 7.25%, 1/28/21(a)		837	846,284

			15,086,662

Other Finance – 0.0%
AES El Salvador Trust 6.75%, 2/01/16(a)		1,200	1,203,779

			16,290,441

Industrial – 2.0%
Basic – 0.2%
Winsway Coking Coal Holding Ltd. 8.50%, 4/08/16(a)		5,109	5,077,324

Capital Goods – 0.2%
Cemex SAB de CV 9.00%, 1/11/18(a)		5,070	5,253,788

Communications - Media – 0.2%
Columbus International, Inc. 11.50%, 11/20/14(a)		6,622	7,615,300

Consumer Cyclical - Other – 0.3%
Peermont Global Pty Ltd. 7.75%, 4/30/14(a)	EUR	4,400	5,865,354
Royal Caribbean Cruises Ltd. 7.25%, 3/15/18	U.S.$	1,000	1,057,500
7.50%, 10/15/27		1,000	997,500

			7,920,354

Consumer Cyclical - Retailers – 0.2%
Edcon Holdings Pty Ltd. 6.673%, 6/15/15(a)(b)	EUR	3,734	4,894,593

Consumer Non - Cyclical – 0.5%
CEDC Finance Corp. International, Inc. 8.875%, 12/01/16(a)(c)		4,100	5,769,079
9.125%, 12/01/16(a)	U.S.$	1,150	1,112,625
Foodcorp Pty Ltd. 8.75%, 3/01/18(a)	EUR	2,826	4,122,766
JBS Finance II Ltd. 8.25%, 1/29/18(a)	U.S.$	4,750	4,928,125

			15,932,595

Energy – 0.1%
Pan American Energy LLC/Argentine Branch 7.875%, 5/07/21(a)		2,360	2,531,100

50	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

Company		Principal Amount (000)	U.S. $ Value

Zhaikmunai Finance BV 10.50%, 10/19/15(a)	U.S.$	1,240	$1,328,288

			3,859,388

Other Industrial – 0.1%
New Reclamation Group Pty Ltd. (The) 8.125%, 2/01/13(a)	EUR	2,487	3,315,114
Savcio Holdings Pty Ltd. 8.00%, 2/15/13(a)		290	427,386

			3,742,500

Technology – 0.1%
MagnaChip Semiconductor SA/MagnaChip Semiconductor Finance Co. 10.50%, 4/15/18	U.S.$	2,800	3,157,000

Transportation - Services – 0.1%
Inversiones Alsacia SA 8.00%, 8/18/18(a)		4,205	4,007,722

			61,460,564

Total Emerging Markets – Corporate Bonds (cost $73,442,832)			77,751,005

BANK LOANS – 2.0%
Industrial – 1.7%
Basic – 0.0%
Ineos US Finance LLC 7.50%, 12/16/13(b)		105	107,737
8.00%, 12/16/14(b)		120	123,837
Smurfit-Stone Container Enterprises, Inc. 6.75%, 7/15/16(b)		973	973,590

			1,205,164

Capital Goods – 0.3%
Anchor Glass Container Corporation 6.00%, 3/02/16(b)		636	638,413
Graphic Packaging International, Inc. 2.96%-3.05%, 5/16/14(b)		181	180,704
Harbor Freight Tools USA, Inc./Central Purchasing, LLC 6.50%, 12/22/17(b)		6,185	6,308,190
Hawker Beechcraft Acquisition Company LLC 2.21%-2.31%, 3/26/14(b)		68	59,519
2.31%, 3/26/14(b)		4	3,680
10.50%, 3/26/14(b)		2,766	2,802,323

			9,992,829

Communications - Media – 0.2%
Cengage Learning Acquisitions, Inc. (Thomson Learning) 2.46%, 7/03/14(b)		1,209	1,162,511

ALLIANCEBERNSTEIN HIGH INCOME FUND •	51

Portfolio of Investments

Company		Principal Amount (000)	U.S. $ Value

Charter Communications Operating, LLC 2.22%, 3/06/14(b)	U.S.$	393	$392,603
7.25%, 3/06/14(b)		492	498,598
Clear Channel Communications, Inc. 3.86%, 1/29/16(b)		163	145,225
SuperMedia Inc. (fka Idearc Inc.) 11.00%, 12/31/15(b)		318	212,779
Univision Communications Inc. 4.46%, 3/31/17(b)		2,323	2,269,327
WideOpenWest Finance , LLC 2.72%-4.75%, 6/30/14(b)		971	945,812

			5,626,855

Communications - Telecommunications – 0.2%
Intelsat Jackson Holdings S.A. (fka Intelsat Jackson Holdings, Ltd.) 5.25%, 4/02/18(b)		2,500	2,521,875
LightSquared LP 6.00%, 10/01/14(b)		5,358	5,411,630

			7,933,505

Consumer Cyclical - Automotive – 0.1%
Allison Transmission, Inc. 2.99%, 8/07/14(b)		959	958,051
Federal-Mogul Corporation 2.15%, 12/29/14-12/28/15(b)		1,974	1,924,417
Ford Motor Co. 2.97%, 12/15/13(b)		174	173,825

			3,056,293

Consumer Cyclical - Entertainment – 0.1%
ClubCorp Club Operations Inc. 6.00%, 11/30/16(b)		2,494	2,511,406
Las Vegas Sands, LLC 3.00%, 11/23/16(b)		322	316,925

			2,828,331

Consumer Cyclical - Other – 0.1%
Caesars Entertainment Operating Company Inc. (fka Harrah’s Operating Company, Inc.) 3.21%-3.27%, 1/28/15(b)		601	562,053
CityCenter Holdings, LLC 7.50%, 1/21/15(b)		375	378,281
Great Atlantic & Pacific Tea Company, Inc., The 8.75%, 6/14/12(b)		265	267,981
Willbros United States Holdings, Inc. 9.50%, 6/30/14(b)		1,803	1,803,333

			3,011,648

52	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

Company		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Retailers – 0.1%
Burlington Coat Factory Warehouse Corporation 6.25%, 2/23/17(b)	U.S.$	748	$746,958
Rite Aid Corporation 1.97%-1.99%, 6/04/14(b)		962	925,149

			1,672,107

Consumer Non-Cyclical – 0.1%
ConvaTec Inc. 5.75%, 12/22/16(b)		1,247	1,249,992
Grifols Inc. 10/09/15(j)		500	500,000
Harlan Laboratories, Inc. (fka Harlan Sprague Dawley, Inc.) 3.72%, 7/11/14(b)		1,994	1,848,508
U.S. Foodservice 2.71%, 7/03/14(b)		997	964,764

			4,563,264

Energy – 0.1%
CITGO Petroleum Corporation 9.00%, 6/24/17(b)		1,886	1,977,680

Other Industrial – 0.2%
Gavilon Group LLC, The 6.00%, 12/06/16(b)		370	369,387
Metaldyne, LLC 7.75%, 10/22/16(b)		4,577	4,641,856

			5,011,243

Services – 0.1%
Advantage Sales & Marketing Inc. 5.25%, 12/17/17(b)		998	1,001,231
Aveta Inc. 8.50%, 4/14/15(b)		213	214,004
Collins & Aikman Floorcoverings, Inc. (Tandus) 2.81%, 5/08/14(b)		1,724	1,627,449
Global Cash Access, Inc. 7.00%, 3/01/16(b)		667	670,833
Koosharem LLC 10.25%, 6/30/14(b)		4	3,182
Sabre Inc. 2.21%-2.27%, 9/30/14(b)		490	443,510
ServiceMaster Co., (The)
2.72%, 7/24/14(b)		18	17,503
2.75%-2.81%, 7/24/14(b)		179	175,761

			4,153,473

ALLIANCEBERNSTEIN HIGH INCOME FUND •	53

Portfolio of Investments

Company		Principal Amount (000)	U.S. $ Value

Technology – 0.1%
Avaya Inc.
3.06%, 10/24/14(b)	U.S.$	196	$189,442
4.81%, 10/26/17(b)		393	384,197
First Data Corp. 2.96%, 9/24/14(b)		651	617,909
SunGard Data Systems Inc. (Solar Capital Corp.)
1.97%-1.98%, 2/28/14(b)		24	24,024
3.88%-3.94%, 2/28/16(b)		351	352,706
Syniverse Holdings, Inc. 5.25%, 12/21/17(b)		998	1,006,647

			2,574,925

Transportation - Services – 0.0%
Swift Transportation Co., LLC 6.00%, 12/21/16(b)		415	419,355

			54,026,672

Financial Institutions – 0.2%
Finance – 0.2%
CIT Group, Inc. 6.25%, 8/11/15(b)		466	472,938
Delos Aircraft Inc. 7.00%, 3/17/16(b)		106	106,351
International Lease Finance Corp (Delos Aircraft Inc) 6.75%, 3/17/15(b)		144	144,617
iStar Financial Inc. 7.00%, 6/30/14(b)		4,800	4,815,264

			5,539,170

Insurance – 0.0%
Asurion, LLC (fka Asurion Corporation)
3.23%-3.31%, 7/03/14(b)		291	289,064
6.75%, 3/31/15(b)		981	996,428

			1,285,492

			6,824,662

Utility – 0.1%
Electric – 0.1%
FirstLight Power Resources, Inc. (fka NE Energy, Inc.)
2.81%, 11/01/13(b)		269	266,339
4.81%, 5/01/14(b)		1,000	952,500
Texas Competitive Electric Holdings Company, LLC (TXU) 3.74%, 10/10/14(b)		1,632	1,405,594

			2,624,433

Total Bank Loans (cost $61,689,846)			63,475,767

54	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

Company		Principal Amount (000)	U.S. $ Value

EMERGING MARKETS - TREASURIES – 1.8%
Colombia – 0.3%
Republic of Colombia
7.75%, 4/14/21	COP	14,796,000	$9,436,078
9.85%, 6/28/27		1,391,000	998,953

			10,435,031

Dominican Republic – 0.4%
Dominican Republic International Bond 16.00%, 7/10/20(a)	DOP	445,200	12,138,264

Egypt – 0.1%
Arab Republic of Egypt 8.75%, 7/18/12(a)	EGP	21,900	3,489,123

Indonesia – 0.3%
Indonesia Recap Linked Note 10.00%, 7/18/17	IDR	63,808,000	8,521,766

Philippines – 0.2%
Republic of Philippines 6.25%, 1/14/36	PHP	280,000	6,311,609

Turkey – 0.5%
Turkey Government Bond
11.00%, 8/06/14	TRY	17,375	12,091,675
16.00%, 3/07/12		3,248	2,269,728

			14,361,403

Total Emerging Markets – Treasuries (cost $52,656,816)			55,257,196

LOCAL GOVERNMENTS - MUNICIPAL BONDS – 1.7%
United States – 1.7%
Allegheny Cnty PA Hosp Dev Auth (West Penn Allegheny Hlth Sys) Series 2007A 5.375%, 11/15/40	U.S.$	1,575	1,183,896
Buckeye OH Tob Stlmnt Fin Auth Series 2007A-2 5.875%, 6/01/47		3,055	2,042,848
California GO 7.60%, 11/01/40		1,200	1,371,072
7.625%, 3/01/40		1,250	1,426,913
7.95%, 3/01/36		2,235	2,430,294
California Mun Fin Auth Rev 8.00%, 4/01/41		1,975	2,008,081

ALLIANCEBERNSTEIN HIGH INCOME FUND •	55

Portfolio of Investments

Company		Principal Amount (000)	U.S. $ Value

California Statewide CDA (Thomas Jefferson Sch Law) Series 2008A 7.25%, 10/01/38	U.S.$	1,565	$1,574,625
Cumberland Cnty PA Mun Auth (Asbury Atlantic, Inc.) 6.125%, 1/01/45		1,710	1,487,700
District of Columbia Series 2011A 6.50%, 10/01/41		3,480	3,447,845
Illinois Finance Auth (Illinois Institute of Technology) Series 06A 5.00%, 4/01/31		1,435	995,488
Illinois Finance Auth Series 2010A 8.125%, 2/15/40		2,910	2,759,960
Illinois GO 7.35%, 7/01/35		4,120	4,421,337
Indiana Finance Auth (Kings Daughters Hospital) 5.50%, 8/15/40		2,260	1,840,047
Johnson City TN Hlth & Ed (Mountain States Health Alliance/TN) 5.50%, 7/01/36		750	645,240
Kentucky Econ Dev Fin Auth (Owensboro Med Hlth Sys) 6.50%, 3/01/45		1,700	1,592,271
Los Angeles CA Regl Arpts Impt Corp. (American Airlines, Inc.) Series 2002C 7.50%, 12/01/24		1,970	1,927,290
Louisiana Pub Fac Auth (Ochsner Clinic Fndtn) Series 2007A 5.375%, 5/15/43		2,820	2,289,079
Mid-Bay Brdg Auth FL Series 2011A
7.25%, 10/01/40		3,435	3,442,110
Regional Trnsp Dist CO (Denver Transit Partners) 6.00%, 1/15/41		4,050	3,671,730
Sioux Falls S D Health Facs 5.00%, 11/15/33		2,015	1,467,686
Texas Private Acvty Bond Srfc Trnsp Corp. (NTE Mobility Partners LLC Project) 6.875%, 12/31/39		2,900	2,945,878

56	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

Company		Principal Amount (000)	U.S. $ Value

Texas Private Acvty Bond Srfc Trnsp Corp. (LBJ Managed Lanes Project) 7.00%, 6/30/40	U.S.$	2,460	$2,516,359
Tobacco Settlement Fin Corp. NJ Series 2007 1A
5.00%, 6/01/41		2,890	1,790,817
Tobacco Settlement Fin Corp. VA Series 2007B1
5.00%, 6/01/47		2,255	1,297,437
Turlock CA Hlth Fac COP (Emanuel Medical Center) 5.375%, 10/15/34		2,750	2,225,217
Viridian Mun Mgmt Dist TX 9.00%, 12/01/37		1,885	1,896,235

Total Local Governments – Municipal Bonds (cost $52,690,568)			54,697,455

GOVERNMENTS - SOVEREIGN BONDS – 1.5%
Brazil – 0.1%
Republic of Brazil 8.25%, 1/20/34		2,022	2,689,260

Cote D’Ivoire – 0.3%
Ivory Coast Government International Bond 2.50%, 12/31/32(a)(f)(i)		18,340	10,155,775

Croatia – 0.3%
Republic of Croatia 6.625%, 7/14/20(a)		5,350	5,614,825
6.75%, 11/05/19(a)		3,280	3,509,600

			9,124,425

Iceland – 0.2%
Iceland Government International Bond 3.75%, 12/01/11	EUR	2,750	3,992,404

Lithuania – 0.2%
Republic of Lithuania 6.75%, 1/15/15(a)	U.S.$	3,815	4,234,650
7.375%, 2/11/20(a)		2,202	2,493,765

			6,728,415

Panama – 0.3%
Republic of Panama 6.70%, 1/26/36		1,317	1,488,210
8.875%, 9/30/27		2,709	3,718,102
9.375%, 4/01/29		2,946	4,242,240

			9,448,552

ALLIANCEBERNSTEIN HIGH INCOME FUND •	57

Portfolio of Investments

Company		Principal Amount (000)	U.S. $ Value

Peru – 0.1%
Republic of Peru 8.75%, 11/21/33	U.S.$	2,738	$3,532,020

Total Governments – Sovereign Bonds (cost $40,781,434)			45,670,851

		Shares
PREFERRED STOCKS – 1.1%
Financial Institutions – 0.7%
Banking – 0.3%
Capital One Capital II 7.50%		130,000	3,325,400
Santander Finance Preferred SA Unipersonal 6.80%		67,000	1,652,890
Zions Bancorporation. 9.50%		196,500	5,283,885

			10,262,175

Finance – 0.4%
Ally Financial, Inc. 7.00%(a)		479	445,560
Ally Financial, Inc. 8.50%		118,000	3,082,160
Citigroup Capital XII 8.50%		237,000	6,268,650
Citigroup Capital XIII 7.875%(k)		94,000	2,609,440

			12,405,810

REITS – 0.0%
Sovereign Real Estate Investment Trust 12.00%(a)		501	576,150

			23,244,135

Industrial – 0.4%
Communications - Telecommunications – 0.2%
Centaur Funding Corp. 9.08%(a)		6,280	7,053,225

Consumer Cyclical - Other – 0.2%
Las Vegas Sands Corp. 10.00%		51,000	5,692,569

			12,745,794

Non Corporate Sectors – 0.0%
Agencies - Government Sponsored – 0.0%
Federal Home Loan Mortgage Corp. Series Z 8.375%		11,250	22,725

58	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

Company		Shares	U.S. $ Value

Federal National Mortgage Association 8.25%		51,350	$104,754

			127,479

Total Preferred Stocks (cost $35,428,881)			36,117,408

		Principal Amount (000)
ASSET-BACKED SECURITIES – 0.8%
Home Equity Loans - Fixed Rate – 0.6%
Countrywide Asset-Backed Certificates Series 2005-7, Class AF5W 5.054%, 10/25/35	U.S.$	2,108	1,356,070
Series 2006-1, Class AF6 5.526%, 7/25/36		2,697	2,161,700
Series 2006-15, Class A6 5.826%, 10/25/46		2,310	1,691,655
CSAB Mortgage Backed Trust Series 2006-2, Class A6A 5.72%, 9/25/36		2,038	1,441,650
GSAA Home Equity Trust Series 2005-12, Class AF5 5.659%, 9/25/35		2,300	1,716,320
Series 2006-10, Class AF3 5.985%, 6/25/36		2,477	1,479,207
HSBC Asset Loan Obligation Series 2007-WF1, Class A3 5.73%, 12/25/36		3,564	1,552,056
JP Morgan Mortgage Acquisition Corp. Series 2007-CH2, Class AF3 5.552%, 1/25/37		1,750	985,231
Lehman XS Trust Series 2006-17, Class WF32 5.55%, 11/25/36		3,400	2,791,043
Series 2007-6, Class 3A5 5.72%, 5/25/37		1,297	780,349
Morgan Stanley Mortgage Loan Trust Series 2006-15XS, Class A3 5.988%, 11/25/36		2,402	1,523,720
Series 2007-8XS, Class A2 6.00%, 4/25/37		2,324	1,652,247

			19,131,248

Home Equity Loans - Floating Rate – 0.2%
Countrywide Asset-Backed Certificates Series 2007-S2, Class A1 0.353%, 5/25/37(b)		607	585,936

ALLIANCEBERNSTEIN HIGH INCOME FUND •	59

Portfolio of Investments

Company		Principal Amount (000)	U.S. $ Value

Credit-Based Asset Servicing and Securitization LLC Series 2007-CB2, Class A2C 4.588%, 2/25/37(b)	U.S.$	4,700	$2,778,815
Series 2007-CB3, Class A3 5.419%, 3/25/37(b)		2,155	1,026,265
GSAA Home Equity Trust Series 2006-6, Class AF4 5.592%, 3/25/36(b)		1,902	1,075,295
Series 2006-6, Class AF5 5.592%, 3/25/36(b)		1,426	806,411

			6,272,722

Other ABS - Fixed Rate – 0.0%
CW Capital Cobalt Ltd. Series 2006-C1, Class AMP1 5.501%, 8/15/48(a)		1,150	1,073,436

Total Asset-Backed Securities (cost $27,029,953)			26,477,406

SUPRANATIONALS – 0.3%
Eurasian Development Bank 7.375%, 9/29/14(a)		1,760	1,936,000
European Investment Bank Zero Coupon, 4/24/13(a)	IDR	82,770,270	8,493,521

Total Supranationals (cost $10,111,867)			10,429,521

LOCAL GOVERNMENTS - REGIONAL BONDS – 0.3%
Argentina – 0.1%
Provincia de Cordoba 12.375%, 8/17/17(a)	U.S.$	4,226	4,405,605

Colombia – 0.2%
Bogota Distrio Capital 9.75%, 7/26/28(a)	COP	6,665,000	4,418,045

Total Local Governments – Regional Bonds (cost $7,057,691)			8,823,650

INFLATION-LINKED SECURITIES – 0.1%
Uruguay – 0.1%
Republica Orient Uruguay 3.70%, 6/26/37 (cost $2,306,592)	UYU	54,541	2,962,216

60	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

Company		Principal Amount (000)		U.S. $ Value

GOVERNMENTS - SOVEREIGN AGENCIES – 0.1%
Spain – 0.1%
Instituto de Credito Oficial 4.53%, 3/17/16 (cost $2,450,668)	CAD	2,700		$2,642,499

		Shares
COMMON STOCKS – 0.0%
American Media Operations, Inc.(g)(h)		15,926		254,816
American Media, Inc.(e)(h)		10,382		0
AOT Bedding Super Holdings, LLC(h)		43		0
Broder Brothers Co.(l)		26,940		215,520
Fairpoint Communications, Inc.(l)		3,825		64,030
Gallery Capital SA(h)		202		0
Greektown Superholdings, Inc.(g)(h)(l)		541		37,870
Keystone Automotive Operations, Inc.(g)(l)		41,929		530,495
Magnachip Semiconductor(g)(l)		2,400		0
Merisant Co.(g)(h)(l)		999		0
Neenah Enterprises, Inc.(g)(h)(l)		49,578		241,693
U.S. Shipping Corp.(h)(m)		27,473		0

Total Common Stocks (cost $2,583,174)				1,344,424

WARRANTS – 0.0%
Alion Science And Technology Corp., expiring 11/01/14(a)(h)(l)		1,050		0
Fairpoint Communications, Inc., expiring 1/24/18(l)		6,521		0
Magnachip Semicon, expiring 12/31/49(h)(l)		12,000		0
Quality Distribution LLC/QD Capital Corp., expiring 11/01/13(l)		50,562		601,182

Total Warrants (cost $6)				601,182

		Contracts
OPTIONS PURCHASED - CALLS – 0.0%
Options on Futures Contracts – 0.0%
3 Month Euro Euribor Interest Rate Future Exercise Price: $98.875, expires June, 2011(l)(n)		84		154,780

Swaptions – 0.0%
1 year Interest Rate Swap (OTC) Pay 3 Month USD-LIBOR Strike Rate: 2.2%, expires May, 2011(l)		47,000,000	(o)	1

Total Options Purchased – Calls (cost $713,108)				154,781

ALLIANCEBERNSTEIN HIGH INCOME FUND •	61

Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 7.7%
Investment Companies – 7.7%
AllianceBernstein Fixed-Income Shares, Inc. - Government STIF Portfolio, 0.10%(p) (cost $243,522,038)	243,522,038	$243,522,038

Total Investments – 103.5% (cost $3,048,511,521)		3,269,935,808
Other assets less liabilities – (3.5)%		(111,144,621)

Net Assets – 100.0%		$3,158,791,187

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at April 30, 2011	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Barclays Capital Inc.:
Great British Pound settling 6/09/11	101	$167,822	$168,481	$659
Mexican Peso settling 6/17/11	315,964	26,574,634	27,330,317	755,683
Singapore Dollar settling 5/13/11	33,854	26,789,782	27,657,011	867,229
Swedish Krona settling 6/15/11	257,854	41,114,479	42,572,665	1,458,186
Brown Brothers Harriman & Co.:
Australian Dollar settling 6/21/11	50	54,455	54,746	291
Euro settling 5/12/11	890	1,259,627	1,317,694	58,067
Credit Suisse First Boston:
Chinese Yuan Renminbi settling 1/13/12	218,234	33,666,517	34,397,369	730,852
Malaysian Ringgit settling 6/17/11	40,121	13,186,422	13,549,245	362,823
Goldman Sachs:
Brazilian Real settling 5/03/11	94,708	60,555,072	60,200,949	(354,123)
HSBC Securities Inc.:
Canadian Dollar settling 5/26/11	29,679	31,089,159	31,351,790	262,631
Morgan Stanley & Co., Inc.:
South Korean Won settling 7/01/11	26,444,734	24,324,825	24,575,215	250,390
Royal Bank of Canada:
Euro settling 5/26/11(1)	21,426	30,610,789	31,713,945	1,103,156
Royal Bank of Scotland:
Euro settling 5/12/11	858	1,195,080	1,269,844	74,764

62	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at April 30, 2011	Unrealized Appreciation/ (Depreciation)
Standard Chartered Bank:
Brazilian Real settling 5/03/11	94,708	$60,197,122	$60,200,948	$3,826
Indonesian Rupiah settling 6/17/11	60,847,145	7,000,362	7,093,602	93,240
Russian Rubles settling 5/13/11	172,050	6,129,304	6,274,223	144,919
UBS Securities LLC:
Euro settling 5/12/11	1,072	1,537,026	1,587,963	50,937
Euro settling 6/17/11(2)	21,455	30,652,241	31,736,832	1,084,591
Norwegian Krone settling 6/15/11	251,326	46,042,858	47,776,873	1,734,015
Westpac Banking Corp.:
Indonesian Rupiah settling 5/20/11	121,634,752	13,829,989	14,201,516	371,527

Sale Contracts
Barclays Capital Inc.:
Australian Dollar settling 6/21/11	4,710	4,927,606	5,129,444	(201,838)
BNP Paribas SA:
Hungarian Forint settling 6/16/11	2,557,737	13,808,437	14,261,420	(452,983)
Brown Brothers Harriman & Co.:
Euro settling 5/12/11	524	759,536	776,486	(16,950)
Euro settling 5/12/11	2,900	4,147,667	4,294,273	(146,606)
Euro settling 5/12/11	6,801	9,371,225	10,071,167	(699,942)
Great British Pound settling 6/09/11	3,478	5,671,890	5,807,039	(135,149)
Citibank:
Canadian Dollar settling 5/26/11	6,760	6,870,623	7,140,541	(269,918)
Euro settling 5/12/11	514	749,066	761,689	(12,623)
Credit Suisse First Boston:
Euro settling 5/12/11	873	1,218,009	1,292,251	(74,242)
Japanese Yen settling 5/24/11	2,446,889	30,236,506	30,168,401	68,105
Deutsche Bank:
South African Rand settling 6/17/11	143,486	21,253,392	21,711,750	(458,358)
Goldman Sachs:
Brazilian Real settling 5/03/11	94,708	60,197,122	60,200,949	(3,827)
Brazilian Real settling 6/02/11	94,708	60,277,579	60,105,434	172,145
Euro settling 5/12/11	214,084	298,072,940	317,011,607	(18,938,667)
HSBC Securities Inc.:
Euro settling 5/12/11	1,277	1,785,170	1,891,320	(106,150)
Morgan Stanley & Co., Inc.:
Euro settling 5/12/11	694	992,902	1,027,969	(35,067)

ALLIANCEBERNSTEIN HIGH INCOME FUND •	63

Portfolio of Investments

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at April 30, 2011	Unrealized Appreciation/ (Depreciation)
Great British Pound settling 6/09/11	14,547	$23,304,255	$24,285,791	$(981,536)
Royal Bank of Canada:
Canadian Dollar settling 5/26/11(1)	29,387	30,610,789	31,043,575	(432,786)
Royal Bank of Scotland:
Canadian Dollar settling 5/26/11	2,500	2,614,597	2,640,883	(26,286)
Standard Chartered Bank:
Brazilian Real settling 5/03/11	94,708	57,706,637	60,200,949	(2,494,312)
UBS Securities LLC:
Swiss Franc settling 6/17/11(2)	28,075	30,652,241	32,465,474	(1,813,233)
Westpac Banking Corp.:
New Zealand Dollar settling 6/10/11	3,838	2,980,299	3,097,518	(117,219)

(1)	Represents a cross-currency purchase of Euro and sale of Canadian Dollar.

(2)	Represents a cross-currency purchase of Euro and sale of Swiss Franc.

INTEREST RATE SWAP TRANSACTIONS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio	Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank, N. A.	$871,900	3/14/16	2.33%	3 Month LIBOR	$(11,258,615)
JPMorgan Chase Bank, N. A.	653,920	3/14/18	3 Month LIBOR	2.98%	11,480,882

CREDIT DEFAULT SWAP CONTRACTS ON CORPORATE, SOVEREIGN ISSUES AND INDICES (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Deal (Pay) Receive Rate	Implied Credit Spread at April 30, 2011	Notional Amount (000)		Market Value	Upfront Premiums (Paid) Received	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citibank:
Venezuela Government International Bond, 9.25% 09/15/27, 3/20/16*	(5.00)%	9.99%		$24,500	$4,463,083	$(5,260,150)	$(797,067)
Goldman Sachs Bank USA:
Hellenic Republic Government 5.9% 10/22/22, 6/20/15*	(0.50)	15.99		7,800	250,978	—	250,978
JPMorgan Chase Bank, NA:
Republic of Iceland 4.375% 3/10/14, 12/20/11*	(10.50)	2.04	EUR	2,750	(273,088)	—	(273,088)

64	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Deal (Pay) Receive Rate	Implied Credit Spread at April 30, 2011	Notional Amount (000)	Market Value	Upfront Premiums (Paid) Received	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Bank of America:
Boyd Gaming Corp., 6.75% 4/15/14, 3/20/16*	5.00%	7.42%	$4,500	$(365,443)	$303,750	$(61,693)
Barclays Capital Inc.:
Cablevision Systems Corp., 8% 4/15/12, 3/20/16*+	5.00	3.01	3,000	272,302	(297,151)	(24,849)
CDX NAIG-15 5 Year Index, 12/20/15*+	1.00	3.84	3,000	(319,470)	411,982	92,512
CHS/Community Health Systems, 8.875% 7/15/15, 6/20/16*+	5.00	5.63	4,650	(89,130)	151,125	61,995
Levi Strauss & Co., 8.875% 4/1/16, 3/20/16*+	5.00	4.49	1,500	39,875	(52,837)	(12,962)
NXP BV, 8.625% 10/15/15, 3/20/16*+	5.00	3.30	3,010	233,098	(178,018)	55,080
Citibank:
Ford Motor Co., 6.5% 8/1/18, 6/20/16*	5.00	2.59	6,200	708,389	(593,109)	115,280
Goodyear Tire & Rubber Co., 7% 3/15/28, 3/20/16*	5.00	3.46	2,000	140,221	(49,310)	90,911
Credit Suisse First Boston:
CDX NAHY-15 5 Year Index, 12/20/15*	5.00	3.84	15,675	(601,964)	1,618,444	1,016,480
CDX NAHY-15 5 Year Index, 12/20/15*	5.00	3.84	13,925	(534,759)	1,448,200	913,441
MGM Resorts International, 5.875%, 2/27/14, 3/20/16*	5.00	6.45	3,000	(144,590)	97,500	(47,090)
MGM Resorts International, 7.625% 1/15/17, 6/20/13*	5.00	4.01	4,600	119,059	(115,000)	4,059

ALLIANCEBERNSTEIN HIGH INCOME FUND •	65

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Deal (Pay) Receive Rate	Implied Credit Spread at April 30, 2011	Notional Amount (000)	Market Value	Upfront Premiums (Paid) Received	Unrealized Appreciation/ (Depreciation)
Wind Acquisition Finance S.A., 11% 12/1/15, 6/20/16*	5.00%	3.70%	$7,500	$464,328	$(354,015)	$110,313
Deutsche Bank:
CDX NAHY-15 5 Year Index, 5%, 12/20/15*	5.00	3.84	40,000	2,058,134	(1,475,000)	583,134
Goldman Sachs Bank USA:
Gazprom, 8.625% 4/28/34, 11/20/11*+	9.25	0.43	8,400	770,045	—	770,045
Mediacom LLC, 9.125% 8/15/19, 3/20/16*+	5.00	6.12	6,000	(217,972)	255,000	37,028
VTB Bank, 4.25% 2/15/16, 11/20/11*+	11.50	0.85	4,400	493,123	—	493,123
Morgan Stanley:
AK Steel Holding Corporation, 7.625% 5/15/20, 3/20/16*	5.00	4.07	3,000	131,200	(48,863)	82,337
Boyd Gaming Corp., 6.75% 4/15/14, 6/20/13*	5.00	4.30	3,100	62,162	(69,750)	(7,588)
CDX NAHY-15 5-Year Index, 12/20/15*	5.00	3.84	25,000	1,286,333	210,391	1,496,724
CDX NAHY-15 5 Year Index, 12/20/15*	5.00	3.84	59,200	3,046,037	(1,332,000)	1,714,037
RSHB, 7.175% 5/16/13, 11/20/13*	9.75	1.87	5,400	1,288,695	—	1,288,695

*	Termination date

+	The fund held collateral received from the swap counterparty. The aggregate market value of these securities amounted to $4,526,091.

REVERSE REPURCHASE AGREEMENTS (see Note D)

Broker	Principal Amount (000’s)	Currency	Interest Rate		Maturity+	U.S. $ Value at April 30, 2011
Barclays Capital Inc.	2,516	USD	(1.75	)%*	12/30/11	$2,501,562
Barclays Capital Inc.	1,257	USD	(1.75	)%*	12/30/11	1,250,277
Barclays Capital Inc.	322	USD	(1.75	)%*	12/30/11	321,453
Barclays Capital Inc.	158	USD	(1.50	)%*	12/30/11	158,125
Barclays Capital Inc.	1,317	USD	(0.75	)%*	1/31/12	1,316,122

66	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

Broker	Principal Amount (000’s)	Currency	Interest Rate		Maturity+	U.S. $ Value at April 30, 2011
Barclays Capital Inc.	550	USD	(0.50	)%*	12/30/11	$549,855
Barclays Capital Inc.	2,825	USD	(0.25	)%*	12/30/11	2,824,265
Barclays Capital Inc.	2,490	USD	(0.25	)%*	12/30/11	2,489,170
Barclays Capital Inc.	2,484	USD	(0.25	)%*	12/30/11	2,482,684
Barclays Capital Inc.	1,986	USD	(0.25	)%*	12/30/11	1,984,065
Barclays Capital Inc.	620	USD	(0.25	)%*	12/30/11	619,433
Barclays Capital Inc.	3,585	USD	(0.13	)%*	12/30/11	3,584,012
Barclays Capital Inc.	462	USD	(0.13	)%*	12/30/11	461,736
Barclays Capital Inc.	4,779	USD	0.00%		12/30/11	4,778,550
Barclays Capital Inc.	3,578	USD	0.00%		12/30/11	3,577,500
Barclays Capital Inc.	2,320	USD	0.00%		12/30/11	2,319,678
Barclays Capital Inc.	2,210	USD	0.00%		12/30/11	2,210,250
Barclays Capital Inc.	1,271	USD	0.00%		12/30/11	1,270,500
Barclays Capital Inc.	763	USD	0.00%		12/30/11	763,000
Barclays Capital Inc.	202	USD	0.00%		12/30/11	201,750
Barclays Capital Inc.	1,570	USD	0.00%		1/31/12	1,569,750
ING Bank Amsterdam	2,637	USD	(2.50	)%*	12/30/11	2,629,675
ING Bank Amsterdam	5,076	USD	(1.50	)%*	12/30/11	5,069,543
ING Bank Amsterdam	2,120	USD	(0.75	)%*	12/30/11	2,118,233
ING Bank Amsterdam	710	USD	(0.75	)%*	12/30/11	709,441
ING Bank Amsterdam	1,750	USD	(0.50	)%*	12/30/11	1,748,307
ING Bank Amsterdam	691	USD	(0.50	)%*	12/30/11	690,540
ING Bank Amsterdam	2,242	USD	(0.38	)%*	12/30/11	2,240,879
ING Bank Amsterdam	1,728	USD	(0.38	)%*	12/30/11	1,727,208
ING Bank Amsterdam	1,676	USD	(0.38	)%*	12/30/11	1,675,773
ING Bank Amsterdam	1,081	USD	(0.38	)%*	12/30/11	1,081,036
ING Bank Amsterdam	1,053	USD	(0.38	)%*	12/30/11	1,052,379
ING Bank Amsterdam	559	USD	(0.38	)%*	12/30/11	558,452
ING Bank Amsterdam	3,672	USD	(0.25	)%*	12/30/11	3,671,898
ING Bank Amsterdam	1,526	USD	(0.25	)%*	12/30/11	1,525,161
ING Bank Amsterdam	614	USD	(0.25	)%*	12/30/11	614,050
ING Bank Amsterdam	63	USD	(0.25	)%*	12/30/11	63,381
ING Bank Amsterdam	4,915	USD	(0.10	)%*	12/30/11	4,914,945
ING Bank Amsterdam	1,159	USD	(0.10	)%*	12/30/11	1,158,790
ING Bank Amsterdam	553	USD	(0.10	)%*	12/30/11	552,992
ING Bank Amsterdam	2,600	USD	0.00%		12/30/11	2,599,712
ING Bank Amsterdam	2,576	USD	0.00%		12/30/11	2,576,000
ING Bank Amsterdam	2,483	USD	0.00%		12/30/11	2,482,970
ING Bank Amsterdam	2,368	USD	0.00%		12/30/11	2,367,805
ING Bank Amsterdam	1,672	USD	0.00%		12/30/11	1,671,750
ING Bank Amsterdam	1,127	USD	0.00%		12/30/11	1,126,680
ING Bank Amsterdam	1,120	USD	0.00%		12/30/11	1,120,095
ING Bank Amsterdam	1,091	USD	0.00%		12/30/11	1,091,250
ING Bank Amsterdam	1,024	USD	0.00%		12/30/11	1,023,750
ING Bank Amsterdam	1,005	USD	0.00%		12/30/11	1,005,480
ING Bank Amsterdam	387	USD	0.00%		12/30/11	387,000
ING Bank Amsterdam	1,599	USD	0.05%		12/30/11	1,599,044
ING Bank Amsterdam	1,058	USD	0.05%		4/08/12	1,057,535
ING Bank Amsterdam	930	USD	0.05%		4/15/12	930,052
ING Bank Amsterdam	3,934	USD	0.05%		4/26/12	3,934,033
ING Bank Amsterdam	2,707	USD	0.07%		12/30/11	2,707,402
ING Bank Amsterdam	30,904	USD	0.15%		5/03/11	30,907,487

ALLIANCEBERNSTEIN HIGH INCOME FUND •	67

Portfolio of Investments

Broker	Principal Amount (000’s)	Currency	Interest Rate	Maturity+	U.S. $ Value at April 30, 2011
Nomura International	940	USD	0.00%	12/31/11	$939,780
Nomura International	627	USD	0.00%	12/31/11	626,796
Nomura International	2,081	EUR	0.10%	12/30/11	3,083,114
Nomura International	1,426	USD	0.15%	12/30/11	1,426,890
Schroders & Co. Inc	7,620	USD	0.00%	12/30/11	7,619,850
Schroders & Co. Inc	6,534	USD	0.00%	12/30/11	6,533,500

					$149,854,395

+	The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on April 30, 2011.

*	Interest payment due from counterparty.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2011, the aggregate market value of these securities amounted to $1,189,611,162 or 37.7% of net assets.

(b)	Floating Rate Security. Stated interest rate was in effect at April 30, 2011.

(c)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements. The market value of the collateral amounted to $143,787,498.

(d)	Pay-In-Kind Payments (PIK).

(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.01% of net assets as of April 30, 2011, are considered illiquid and restricted.

Restricted Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
American Media, Inc.	3/04/09	$230,000	$0	0.00%
European Media Capital SA 10.00%, 2/01/15	8/18/10	729,352	375,667	0.01%

(f)	Security is in default and is non-income producing.

(g)	Illiquid security.

(h)	Fair valued.

(i)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at April 30, 2011.

(j)	This position or a portion of this position represents an unsettled loan purchase. At April 30, 2011, the market value and unrealized loss of these unsettled loan purchases amounted to $500,000 and $5,883, respectively. The coupon rate will be determined at the time of settlement and will be based upon the London-Interbank Offered Rate (“LIBOR”) plus a premium which was determined at the time of purchase.

(k)	Variable rate coupon, rate shown as of April 30, 2011.

(l)	Non-income producing security.

(m)	Restricted and illiquid security.

(n)	One contract relates to 100 shares.

(o)	Amount indicated represents national value.

(p)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

68	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CLP – Chilean Peso

COP – Colombian Peso

DOP – Dominican Peso

EGP – Egyptian Pound

EUR – Euro

GBP – Great British Pound

HUF – Hungarian Forint

IDR – Indonesian Rupiah

NZD – New Zealand Dollar

PHP – Philippine Peso

RUB – Russian Ruble

TRY – Turkish Lira

UAH – Ukrainian Hryvnia

UYU – Uruguayan Peso

ZAR – South African Rand

Glossary:

ABS – Asset-Backed Securities

ARMs – Adjustable Rate Mortgages

CDA – Community Development Authority

CMBS – Commercial Mortgage-Backed Securities

CMOs – Collateralized Mortgage Obligations

COP – Certificate of Participation

GO – General Obligation

MBIA – MBIA Insurance Corporation

OJSC – Open Joint Stock Company

REIT – Real Estate Investment Trust

See notes to financial statements.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	69

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

April 30, 2011 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $2,804,989,483)	$3,026,413,770
Affiliated issuers (cost $243,522,038)	243,522,038 (a)
Cash	7,848,340
Foreign currencies, at value (cost $1,633,543)	1,657,229
Dividends and interest receivable	58,426,607
Receivable for capital stock sold	22,976,092
Unrealized appreciation of interest rate swap contracts	11,480,882
Upfront premiums paid on credit default swap contracts	9,825,203
Unrealized appreciation of forward currency exchange contracts	9,648,036
Unrealized appreciation of credit default swap contracts	9,176,172
Receivable for investment securities sold	4,887,125
Other assets	279,585

Total assets	3,406,141,079

Liabilities
Payable for reverse repurchase agreements	149,854,395
Payable for investment securities purchased	27,880,554
Unrealized depreciation of forward currency exchange contracts	27,771,815
Unrealized depreciation of interest rate swap contracts	11,258,615
Collateral received from broker	9,976,900
Dividends payable	6,645,680
Payable for capital stock redeemed	5,757,159
Upfront premiums received on credit default swap contracts	4,496,392
Advisory fee payable	1,283,148
Unrealized depreciation of credit default swap contracts	1,224,337
Distribution fee payable	1,060,830
Administrative fee payable	23,567
Transfer Agent fee payable	12,964
Accrued expenses and other liabilities	103,536

Total liabilities	247,349,892

Net Assets	$3,158,791,187

Composition of Net Assets
Capital stock, at par	$338,934
Additional paid-in capital	2,993,985,638
Distributions in excess of net investment income	(12,400,509)
Accumulated net realized loss on investment and foreign currency transactions	(34,980,945)
Net unrealized appreciation of investments and foreign currency denominated assets and liabilities	211,848,069

$3,158,791,187

(a)	Includes cash collateral of $9,976,900 received from broker for credit default swap contracts.

See notes to financial statements.

70	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Statement of Assets & Liabilities

Net Asset Value Per Share—21 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$1,715,120,900	184,552,215	$9.29	*

B	$33,828,148	3,610,732	$9.37

C	$719,149,716	76,533,541	$9.40

Advisor	$646,923,765	69,529,702	$9.30

R	$18,198,683	1,958,730	$9.29

K	$1,552,982	167,122	$9.29

I	$24,016,993	2,581,525	$9.30

*	The maximum offering price per share for Class A shares was $9.70 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	71

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2011 (unaudited)

Investment Income
Interest (net of foreign taxes withheld of $106,592)	$110,224,762
Dividends
Unaffiliated issuers	1,224,617
Affiliated issuers	133,832	$111,583,211

Expenses
Advisory fee (see Note B)	6,747,109
Distribution fee—Class A	2,283,549
Distribution fee—Class B	182,921
Distribution fee—Class C	3,117,863
Distribution fee—Class R	37,897
Distribution fee—Class K	1,888
Transfer agency—Class A	548,336
Transfer agency—Class B	20,411
Transfer agency—Class C	243,403
Transfer agency—Advisor Class	180,767
Transfer agency—Class R	19,706
Transfer agency—Class K	1,510
Transfer agency—Class I	12,357
Registration fees	166,369
Custodian	144,279
Printing	90,173
Administrative	45,173
Audit	37,578
Directors’ fees	24,988
Legal	24,376
Miscellaneous	17,280

Total expenses before interest	13,947,933
Interest expense	108,716

Total expenses	14,056,649
Less: expenses waived and reimbursed by the Adviser (see Note B)	(12,904)

Net expenses		14,043,745

Net investment income		97,539,466

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain on:
Investment transactions		25,077,108
Swap contracts		1,975,160
Options written		129,500
Foreign currency transactions		1,227,209
Net change in unrealized appreciation/depreciation of:
Investments		29,740,163
Swap contracts		4,137,137
Foreign currency denominated assets and liabilities		(16,648,316)

Net gain on investment and foreign currency transactions		45,637,961

Net Increase in Net Assets from Operations		$143,177,427

See notes to financial statements.

72	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

Six Months Ended April 30, 2011 (unaudited)	Year Ended October 31, 2010
Increase (Decrease) in Net Assets from Operations
Net investment income	$97,539,466	$120,662,061
Net realized gain on investment and foreign currency transactions	28,408,977	25,933,636
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	17,228,984	153,153,529
Contributions from Adviser (see Note B)	– 0	–	235,116

Net increase in net assets from operations	143,177,427	299,984,342
Dividends and Distributions to Shareholders from
Net investment income
Class A	(59,705,734)	(77,548,749)
Class B	(1,306,155)	(3,373,970)
Class C	(21,963,346)	(24,706,759)
Advisor Class	(20,271,855)	(15,439,787)
Class R	(577,481)	(601,223)
Class K	(60,419)	(117,619)
Class I	(835,600)	(519,234)
Capital Stock Transactions
Net increase	794,355,797	1,011,175,870

Total increase	832,812,634	1,188,852,871
Net Assets
Beginning of period	2,325,978,553	1,137,125,682

End of period (including distributions in excess of net investment income of $(12,400,509) and $(5,219,385), respectively)	$3,158,791,187	$2,325,978,553

See notes to financial statements.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	73

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

April 30, 2011 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein High Income Fund, Inc. (the “Fund”), formerly known as AllianceBernstein Emerging Market Debt Fund, Inc., was incorporated in the State of Maryland on December 2, 1993, and is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors will be suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

74	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/ dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

In valuing the Term Asset-Backed Securities Loan Facility (“TALF”) transactions, the Adviser utilized a portfolio pricing service to price the TALF loans. The methodologies utilized by the vendor to value the TALF loans took into

ALLIANCEBERNSTEIN HIGH INCOME FUND •	75

Notes to Financial Statements

consideration, among other factors, the deal characteristics, historical performance, market interest rates, and the value of the underlying collateral.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

As of June 14, 2010 and for the remainder of the reporting period ended October 31, 2010, there were no TALF loans outstanding for the Fund. For the period November 1, 2009 through June 14, 2010, the Fund elected the fair value option in valuing the TALF loan liability as permitted by U.S. GAAP regarding the fair value option for financial assets and financial liabilities. The fair value option permitted a fund the opportunity to mitigate volatility in net assets caused by measuring related assets and liabilities differently. Consequently the Fund recorded the loan liability on the statement of assets and liabilities at fair value. The fair value option required that the TALF loan be marked-to-market giving consideration to relevant market factors including changes in the market value of the collateral related to the TALF loan (see Note D.5). Through June 14, 2010, the Fund did not have a difference between the aggregate fair value and the aggregate unpaid principal balance of the TALF loans outstanding.

76	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2011:

Investments in Securities	Level 1		Level 2		Level 3		Total
Corporates – Non-Investment Grades	$8,034,000		$1,728,625,104		$10,830,987		$1,747,490,091
Corporates – Investment Grades	– 0	–	330,710,315		– 0	–	330,710,315
Emerging Markets – Sovereigns	– 0	–	174,208,335		3,087,553		177,295,888
Governments – Treasuries	– 0	–	132,859,007		– 0	–	132,859,007
CMOs	– 0	–	– 0	–	92,380,159		92,380,159
Quasi-Sovereigns	– 0	–	80,880,313		– 0	–	80,880,313
Commercial Mortgage-Backed Securities	– 0	–	13,436,166		64,956,470		78,392,636
Emerging Markets – Corporate Bonds	– 0	–	77,751,005		– 0	–	77,751,005
Bank Loans	– 0	–	– 0	–	63,475,767		63,475,767
Emerging Markets – Treasuries	– 0	–	43,118,932		12,138,264		55,257,196
Local Governments – Municipal Bonds	– 0	–	54,697,455		– 0	–	54,697,455
Governments – Sovereign Bonds	– 0	–	45,670,851		– 0	–	45,670,851
Preferred Stocks	28,042,473		8,074,935		– 0	–	36,117,408
Asset-Backed Securities	– 0	–	– 0	–	26,477,406		26,477,406
Supranationals	– 0	–	1,936,000		8,493,521		10,429,521
Local Governments – Regional Bonds	– 0	–	8,823,650		– 0	–	8,823,650
Inflation-Linked Securities	– 0	–	2,962,216		– 0	–	2,962,216
Governments – Sovereign Agencies	– 0	–	2,642,499		– 0	–	2,642,499
Common Stocks	64,030		– 0	–	1,280,394		1,344,424
Warrants	– 0	–	– 0	–	601,182		601,182
Options Purchased-Calls	154,780		– 0	–	1		154,781
Short-Term Investments	243,522,038		– 0	–	– 0	–	243,522,038

Total Investments in Securities	279,817,321		2,706,396,783		283,721,704		3,269,935,808
Other Financial Instruments*:
Assets
Credit Default Swaps	– 0	–	9,176,172		– 0	–	9,176,172
Interest Rate Swaps	– 0	–	11,480,882		– 0	–	11,480,882
Forward Currency Exchange Contracts	– 0	–	9,648,036		– 0	–	9,648,036
Liabilities
Credit Default Swaps	– 0	–	(1,224,337)		– 0	–	(1,224,337)
Interest Rate Swaps	– 0	–	(11,258,615)		– 0	–	(11,258,615)
Forward Currency Exchange Contracts	– 0	–	(27,771,815)		– 0	–	(27,771,815)

Total	$279,817,321		$2,696,447,106		$283,721,704		$3,259,986,131

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	77

Notes to Financial Statements

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value. The transfers between levels of the fair value hierarchy assumes the financial instrument was transferred at the end of the reporting period.

	Corporates - Non Investment Grades		Corporates - Investment Grades			Emerging Markets - Sovereigns		CMOs
Balance as of 10/31/10	$33,708,344			$4,535,572		$11,818,976		$53,856,828
Accrued discounts/ (premiums)	(111,876)			42,752		180,316		582,983
Realized gain (loss)	3,912			(16,539)		794,339		1,281,007
Change in unrealized appreciation/depreciation	1,867,201			211,581		(1,031,608)		(1,522,906)
Purchases	10,807,846			– 0	–	– 0	–	42,097,609
Sales	(941,322)			(181,686)		(8,674,470)		(3,915,362)
Transfers into level 3	– 0	–		– 0	–	– 0	–	– 0	–
Transfers out of level 3	(34,503,118)			(4,591,680)		– 0	–	– 0	–

Balance as of 04/30/11	$10,830,987		$	– 0	–	$3,087,553		$92,380,159

Net change in unrealized appreciation/depreciation from investments held as of 04/30/11	$1,087,783		$	– 0	–	$249,565		$(921,887)

	Commerical Mortgage- Backed Securities		Emerging Markets - Corporate Bonds			Bank Loans		Emerging Markets - Treasuries
Balance as of 10/31/10	$69,761,354			$1,443,000		$42,646,923		$ – 0	–
Accrued discounts/ (premiums)	167,652			994		356,787		(7,383)
Realized gain (loss)	5,377,477			– 0	–	289,999		– 0	–
Change in unrealized appreciation/depreciation	663,586			(70,544)		1,816,557		(497,745)
Purchases	– 0	–		– 0	–	29,264,113		12,643,392
Sales	(22,244,710)			– 0	–	(10,898,612)		– 0	–
Transfers into level 3	11,231,111			– 0	–	– 0	–	– 0	–
Transfers out of level 3	– 0	–		(1,373,450)		– 0	–	– 0	–

Balance as of 04/30/11	$64,956,470		$	– 0	–	$63,475,767		$12,138,264

Net change in unrealized appreciation/depreciation from investments held as of 04/30/11	$5,410,806		$	– 0	–	$1,600,034		$(497,745)

78	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

	Asset- Backed Securities		Supranationals		Local Governments - Regional Bonds			Common Stocks
Balance as of 10/31/10	$31,179,732		$8,111,718			$5,208,252		$197,937
Accrued discounts/ (premiums)	233,127		210,333			3,977		– 0	–
Realized gain (loss)	544,750		– 0	–		– 0	–	– 0	–
Change in unrealized appreciation/depreciation	(1,164,898)		171,470			(794,184)		(105,317)
Purchases	2,904,213		– 0	–		– 0	–	1,187,774
Sales	(7,219,518)		– 0	–		– 0	–	– 0	–
Transfers into level 3	– 0	–	– 0	–		– 0	–	– 0	–
Transfers out of level 3	– 0	–	– 0	–		(4,418,045)		– 0	–

Balance as of 04/30/11	$26,477,406		$8,493,521		$	– 0	–	$1,280,394

Net change in unrealized appreciation/depreciation from investments held as of 04/30/11	$(855,857)		$171,470		$	– 0	–	$(105,317)

	Warrants		Options Purchased - Calls		Total
Balance as of 10/31/10	$30,110		$ – 0	–		$262,498,746
Accrued discounts/ (premiums)	– 0	–	– 0	–		1,659,662
Realized gain (loss)	(1,748,805)		– 0	–		6,526,140
Change in unrealized appreciation/depreciation	1,790,088		– 0	–		1,333,281
Purchases	– 0	–	– 0	–		98,904,947
Sales	(71,393)		– 0	–		(54,147,073)
Transfers into level 3	601,182		1			11,832,294
Transfers out of level 3	– 0	–	– 0	–		(44,886,293)

Balance as of 04/30/11	$601,182		$1			$283,721,704

Net change in unrealized appreciation/depreciation from investments held as of 04/30/11	$601,182		$(126,900)			$6,613,134	**

**	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments and other financial instruments in the accompanying statement of operations.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	79

Notes to Financial Statements

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Funds’ financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are

80	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

The Adviser had agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to .95%, 1.65%, 1.65%, .65%, 1.15%, .90% and .65% of the daily average net assets for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively (the “Expense Caps”). The Expense Caps will expire on October 31, 2011 and then may be extended by the Adviser for additional one year terms. For the six months ended April 30, 2011, such reimbursement amounted to $12,904.

For the year ended October 31, 2010, the Adviser reimbursed the Fund $235,116 for trading losses incurred due to trade entry errors.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended April 30, 2011, such fee amounted to $45,173.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. The compensation retained by ABIS amounted to $469,708 for the six months ended April 30, 2011.

For the six months ended April 30, 2011, there was no reduction for the expenses of Class A, Class B, Class C and Advisor Class shares under and expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $243,547 from the sale of Class A shares and received $4,491, $4,185 and $88,144 in contingent deferred sales charges imposed upon redemptions by

ALLIANCEBERNSTEIN HIGH INCOME FUND •	81

Notes to Financial Statements

shareholders of Class A, Class B and Class C shares, respectively, for the six months ended April 30, 2011.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio, an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the six months ended April 30, 2011 is as follows:

Market Value October 31, 2010 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value April 30, 2011 (000)	Dividend Income (000)
$ 129,603	$609,351	$495,432	$243,522	$134

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays a distribution fee to the Distributor at an annual rate of up to .30% of the average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operation, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $6,188,139, $6,311,810, $54,506 and $10,493 for Class B, Class C, Class R, and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

82	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2011, were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$995,869,186	$373,320,740
U.S. government securities	7,021,602	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency contracts and swap contracts) are as follows:

Gross unrealized appreciation	$250,054,406
Gross unrealized depreciation	(28,630,119)

Net unrealized appreciation	$221,424,287

1. Derivative Financial Instruments

The Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	83

Notes to Financial Statements

During the six months ended April 30, 2011, the Fund held foreign-currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. The Fund may also use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

The Fund may also invest in options on swap aggrements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

84	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

During the six months ended April 30, 2011, the Fund held swaptions for hedging purposes. For the six months ended April 30, 2011, the Fund had the following transactions:

	Notional Amount			Premiums
Options written outstanding as of 10/31/10	$	– 0	–	$	– 0	–
Options written		35,000,000			129,500
Options closed		(35,000,000)			(129,500)

Options written outstanding as of 4/30/11	$	– 0	–	$	– 0	–

•	Swap Agreements

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures or making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swap agreements to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	85

Notes to Financial Statements

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

The Fund may enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (i.e., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended April 30, 2011, the Fund held interest rate swap contracts for hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap agreement, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the notional amount. The accrual for these interim payments is recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Upfront premiums paid or received in connection with credit default swap contracts are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap agreement, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap contract (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/

86	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

During the six months ended April 30, 2011, the Fund held credit default swaps contracts for hedging purposes.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose its investment. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the market’s assessment of the likelihood of default by the issuer on the referenced obligation. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced entity’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

At April 30, 2011 the Fund had Sale Contracts outstanding with Maximum Payout Amounts aggregating $227,060,000 with unrealized appreciation of $8,925,194 and unrealized depreciation of $154,182 and terms ranging from 7 months to 5 years, as reflected in the portfolio of investments.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swap agreements entered into by the Fund for the same reference obligation with the same counterparty. As of April 30, 2011, the Fund did not have Buy Contracts outstanding for the same referenced obligation with the same counterparty for its Sale Contracts outstanding.

Documentation governing the Fund’s swap transactions may contain provisions for early termination of a swap in the event the net assets of the

ALLIANCEBERNSTEIN HIGH INCOME FUND •	87

Notes to Financial Statements

Fund decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Fund’s counterparty has the right to terminate the swap and require the Fund to pay or receive a settlement amount in connection with the terminated swap transaction. As of April 30, 2011 the Fund had interest rate swap contracts and credit default swap contracts in liability positions with net asset contingent features. The fair value of such contracts amounted to $11,258,615 and $1,224,337, respectively at April 30, 2011.

At April 30, 2011 the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Unrealized appreciation of interest rate swap contracts	$11,480,882	Unrealized depreciation of interest rate swap contracts	$11,258,615

Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	9,648,036	Unrealized depreciation of forward currency exchange contracts	27,771,815

Credit contracts	Unrealized appreciation of credit default swap contracts	9,176,172	Unrealized depreciation of credit default swap contracts	1,224,337

Total		$30,305,090		$40,254,767

The effect of derivative instruments on the statement of operations for the six months ended April 30, 2011:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Credit contracts	Net realized gain/(loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	$2,472,684	$3,914,870

88	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Credit contracts	Net realized gain/(loss) on options written; Net change in unrealized appreciation/ depreciation of options written	$129,500	$	– 0	–

Interest rate contracts	Net realized gain/(loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	(497,524)		222,267

Foreign exchange contracts	Net realized gain/(loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	6,352,441		(17,137,918)

Total		$8,457,101		$(13,000,781)

For the six months ended April 30, 2011, the average monthly notional amount of credit default swap contracts was $127,060,000, and the average monthly principal amount of forward currency exchange contracts was $652,541,837. For five months of the six month period, the average monthly notional amount of interest rate swap contracts was $1,051,808,000. For one month of the six month period, the average monthly notional amount of option contracts was $15,454,545.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

ALLIANCEBERNSTEIN HIGH INCOME FUND •	89

Notes to Financial Statements

3. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price. For the six months ended April 30, 2011, the average amount of reverse repurchase agreements outstanding was $132,278,970 and the daily weighted average interest rate was (0.25%). During the period, the Fund received net interest payments from counterparties.

4. Loan Participations and Assignments

The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or by buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). A loan is often administered by a bank or other financial institution (the “Lender”) that acts as agent for all holders. The agent administers the terms of the loan as specified in the loan agreement. When investing in Participations, the Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. In addition, when investing in Participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender and only upon receipt of payments by the Lender from the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender. When the Fund purchases Assignments from Lenders, it will typically acquire direct rights against the borrower on the loan. These loans may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than six months) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high-yield bonds issued for the purpose of acquisitions. The Fund may also participate in unfunded loan commitments, which are contractual obligations for investing in future Participations, and receive a commitment fee based on the amount of the commitment. Under these arrangements, the Fund will receive a fixed rate commitment fee and, if and to the extent the borrower borrows under the facility, the Fund will receive an additional funding fee. At April 30, 2011, the Fund had such commitments in the amount of $33,545,000 and received $0 in commitment fees for the six months ended April 30, 2011.

5. Term Asset-Backed Securities Loan Facility

Through June 14, 2010, the Fund participated in the TALF program. Under the TALF program eligible borrowers obtained a non-recourse loan from the Federal Reserve Bank of New York (“FRBNY”) by posting certain asset-backed securities and commercial mortgage-backed securities (“Eligible Securities”) as collateral. The transfer of the collateral was not recorded as a sale on the Fund’s records. The Fund agreed to repay the non-recourse loan amount plus accrued

90	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

interest under the terms of the loan, with the principal balance being due at loan maturity. According to the terms of the TALF program, the Fund was not required to pledge further collateral should the value of the Eligible Securities transferred as collateral fall below the loan amount. The loan was prepayable in whole or in part at any time at the Fund’s option. Prepayments of principal received on the collateral during the loan term must be used to immediately reduce proportionately the loan balance outstanding. At the time of loan approval, the Fund paid a one time administration fee based upon the amount borrowed to the FRBNY.

Borrowing under TALF, as with the extension of other types of credit, subjected the Fund to certain risks, including possible delays in the recovery of securities posted as collateral or possible loss of rights in the collateral should the Fund be unable to repay a loan. Additionally, there was the risk that the expenses associated with the TALF loan, including interest expense, may be greater than the income earned from the investment of the proceeds and/or the interest earned on the collateral to which the Fund was entitled. Under the TALF program, interest earned on collateral was used to pay interest expense associated with a loan. Should the interest earned exceed the interest expense on any given payment date, the remainder was applied to the principal balance. Conversely, should the interest earned on the collateral be in shortfall of the interest expense due at any given payment date, the Fund was required to expend cash for the difference in order to meet its obligation. Interest on the TALF loan was measured based on a predetermined rate on the loan origination and is reported on the statement of operations as interest expense.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended April 30, 2011 (unaudited)	Year Ended October 31, 2010	Six Months Ended April 30, 2011 (unaudited)	Year Ended October 31, 2010

Class A
Shares sold	61,134,433	80,356,153	$559,300,040	$701,043,060

Shares issued in reinvestment of dividends and distributions	4,057,317	5,567,603	37,042,195	48,216,232

Shares converted from Class B	731,730	1,520,117	6,667,209	13,150,234

Shares redeemed	(25,765,435)	(37,725,184)	(235,656,107)	(323,863,566)

Net increase	40,158,045	49,718,689	$367,353,337	$438,545,960

ALLIANCEBERNSTEIN HIGH INCOME FUND •	91

Notes to Financial Statements

	Shares		Amount
	Six Months Ended April 30, 2011 (unaudited)	Year Ended October 31, 2010	Six Months Ended April 30, 2011 (unaudited)	Year Ended October 31, 2010

Class B
Shares sold	277,224	459,316	$2,558,997	$4,026,205

Shares issued in reinvestment of dividends and distributions	89,858	232,327	826,151	2,017,843

Shares converted to Class A	(726,050)	(1,507,755)	(6,667,209)	(13,150,234)

Shares redeemed	(358,365)	(1,120,294)	(3,306,947)	(9,739,473)

Net decrease	(717,333)	(1,936,406)	$(6,589,008)	$(16,845,659)

Class C
Shares sold	21,800,554	36,083,321	$201,816,313	$318,660,800

Shares issued in reinvestment of dividends and distributions	1,380,523	1,670,254	12,740,249	14,655,898

Shares redeemed	(4,915,696)	(6,204,959)	(45,494,975)	(54,236,612)

Net increase	18,265,381	31,548,616	$169,061,587	$279,080,086

Advisor Class
Shares sold	36,628,315	40,072,038	$335,663,458	$349,916,045

Shares issued in reinvestment of dividends and distributions	1,367,698	1,197,780	12,508,879	10,461,294

Shares redeemed	(10,353,927)	(8,696,949)	(94,754,313)	(74,880,842)

Net increase	27,642,086	32,572,869	$253,418,024	$285,496,497

Class R
Shares sold	801,976	1,172,235	$7,348,075	$10,263,021

Shares issued in reinvestment of dividends and distributions	61,590	67,342	562,302	586,282

Shares redeemed	(347,090)	(253,022)	(3,173,336)	(2,212,270)

Net increase	516,476	986,555	$4,737,041	$8,637,033

Class K
Shares sold	30,486	33,081	$278,607	$291,477

Shares issued in reinvestment of dividends and distributions	6,569	13,705	59,922	118,369

Shares redeemed	(46,672)	(31,128)	(422,003)	(273,753)

Net increase (decrease)	(9,617)	15,658	$(83,474)	$136,093

92	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

	Shares		Amount
	Six Months Ended April 30, 2011 (unaudited)	Year Ended October 31, 2010	Six Months Ended April 30, 2011 (unaudited)	Year Ended October 31, 2010

Class I
Shares sold	674,938	1,794,820	$6,193,832	$15,724,460

Shares issued in reinvestment of dividends and distributions	85,653	53,785	782,934	475,051

Shares redeemed	(56,642)	(8,182)	(518,476)	(73,651)

Net increase	703,949	1,840,423	$6,458,290	$16,125,860

NOTE F

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government. The Fund invests in the Sovereign Debt Obligations of countries that are considered emerging market countries at the time of purchase. Therefore, the Fund is susceptible to governmental factors and economic and debt restructuring developments adversely affecting the economies of these emerging market countries. In addition, these debt obligations may be less liquid and subject to greater volatility than debt obligations of more developed countries.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are

ALLIANCEBERNSTEIN HIGH INCOME FUND •	93

Notes to Financial Statements

weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments in securities denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk—When the Fund borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of derivative instruments by the Fund, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended April 30, 2011.

94	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

NOTE H

Distributions to Shareholders

The tax character of distributions paid for the year ending October 31, 2011 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended October 31, 2010 and October 31, 2009 were as follows:

	2010		2009
Distributions paid from:
Ordinary income	$122,307,341		$78,699,783

Total taxable distributions	122,307,341		78,699,783
Tax return of capital	– 0	–	1,402,674

Total distributions paid	$122,307,341		$80,102,457

As of October 31, 2010, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed net investment income	$12,866,408
Accumulated capital and other losses	(73,217,359	)(a)
Unrealized appreciation/(depreciation)	191,334,052	(b)

Total accumulated earnings/(deficit)	$130,983,101	(c)

(a)

On October 31 ,2010, the Fund had a net capital loss carryforward for federal income tax purposes of $63,198,077, of which $12,359,846 expires in the year 2016, and $50,838,231 expires in the year 2017. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the fiscal year, the Fund utilized capital loss carryforwards of $24,242,999. As a result of the merger with AllianceBernstein Bond Fund—Corporate Bond Portfolio and AllianceBernstein High Yield Fund, Inc, into the Fund, various limitations and reductions regarding the future utilization of certain capital loss carryforwards were applied, based on certain provisions in the Internal Revenue Code. For the year ended October 31, 2010, the cumulative deferred loss on straddles was $10,019,282.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium, the difference between book and tax treatment of swap income, and the realization for tax purposes of gains/losses on certain derivative instruments.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable to dividends payable and tax treatment of interest on defaulted securities.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	95

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

	Class A
	Six Months Ended April 30, 2011 (unaudited)
			Year Ended October 31,
			2010		2009		2008		2007		2006

Net asset value, beginning of period	$ 9.19		$ 8.24		$ 5.85		$ 9.02		$ 8.97		$ 8.70

Income From Investment Operations
Net investment income(a)	.33		.69	(b)	.67	(b)	.61	(b)	.56		.55
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.10		.96		2.44		(2.87)		.41		.43
Contributions from Adviser	– 0	–	.00	(c)	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.43		1.65		3.11		(2.26)		.97		.98

Less: Dividends and Distributions
Dividends from net investment income	(.33)		(.70)		(.69)		(.68)		(.57)		(.57)
Tax return of capital	– 0	–	– 0	–	(.01)		– 0	–	– 0	–	– 0	–
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	(.02)		(.23)		(.35)		(.14)

Total dividends and distributions	(.33)		(.70)		(.72)		(.91)		(.92)		(.71)

Net asset value, end of period	$ 9.29		$ 9.19		$ 8.24		$ 5.85		$ 9.02		$ 8.97

Total Return
Total investment return based on net asset value(d)	5.12	%*	20.85	%*	57.11	%*	(27.49	)%*	11.54%		11.87%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,715,121		$1,326,974		$780,222		$450,517		$281,677		$235,763
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.92	%(e)	.99	%**	.99%		1.03	%**	1.41	%**	1.48%
Expenses, net of waivers/reimbursements excluding interest expense and TALF administration fee	.91	%(e)	.95	%**	.95%		1.03	%**	1.41	%**	1.48%
Expenses, before waivers/reimbursements	.92	%(e)	1.04	%**	1.13%		1.13	%**	1.41	%**	1.48%
Expenses, before waivers/reimbursements excluding interest expense and TALF administration fee	.91	%(e)	1.00	%**	1.09%		1.07	%**	1.14	%**	1.14%
Net investment income	7.31	%(e)	7.93	%(b)**	10.13	%(b)	7.65	%(b)**	6.24	%**	6.32%
Portfolio turnover rate	14%		26%		46%		74%		67%		75%

See footnote summary on page 103.

96	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

	Class B
	Six Months Ended April 30, 2011 (unaudited)
			Year Ended October 31,
			2010		2009		2008		2007		2006

Net asset value, beginning of period	$ 9.26		$ 8.31		$ 5.90		$ 9.09		$ 9.05		$ 8.77

Income From Investment Operations
Net investment income(a)	.30		.63	(b)	.62	(b)	.55	(b)	.49		.49
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.11		.96		2.46		(2.89)		.41		.44
Contributions from Adviser	– 0	–	.00	(c)	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.41		1.59		3.08		(2.34)		.90		.93

Less: Dividends and Distributions
Dividends from net investment income	(.30)		(.64)		(.64)		(.62)		(.51)		(.51)
Tax return of capital	– 0	–	– 0	–	(.01)		– 0	–	– 0	–	– 0	–
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	(.02)		(.23)		(.35)		(.14)

Total dividends and distributions	(.30)		(.64)		(.67)		(.85)		(.86)		(.65)

Net asset value, end of period	$ 9.37		$ 9.26		$ 8.31		$ 5.90		$ 9.09		$ 9.05

Total Return
Total investment return based on net asset value(d)	4.82	%*	19.86	%*	55.89	%*	(28.03	)%*	10.51%		11.11%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$33,828		$40,092		$52,041		$54,724		$35,058		$45,133
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.65	%(e)	1.70	%**	1.68%		1.74	%**	2.14	%**	2.18%
Expenses, net of waivers/reimbursements excluding interest expense and TALF administration fee	1.64	%(e)	1.65	%**	1.65%		1.74	%**	2.14	%**	2.18%
Expenses, before waivers/reimbursements	1.65	%(e)	1.78	%**	1.88%		1.86	%**	2.14	%**	2.18%
Expenses, before waivers/reimbursements excluding interest expense and TALF administration fee	1.64	%(e)	1.73	%**	1.85%		1.80	%**	1.87	%**	1.85%
Net investment income	6.51	%(e)	7.25	%(b)**	9.46	%(b)	6.83	%(b)**	5.45	%**	5.55%
Portfolio turnover rate	14%		26%		46%		74%		67%		75%

See footnote summary on page 103.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	97

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

	Class C
	Six Months Ended April 30, 2011 (unaudited)
			Year Ended October 31,
			2010		2009		2008		2007		2006

Net asset value, beginning of period	$ 9.29		$ 8.33		$ 5.92		$ 9.11		$ 9.07		$ 8.79

Income From Investment Operations
Net investment income(a)	.30		.62	(b)	.62	(b)	.55	(b)	.49		.49
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.11		.97		2.46		(2.89)		.41		.44
Contributions from Adviser	– 0	–	.00	(c)	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.41		1.59		3.08		(2.34)		.90		.93

Less: Dividends and Distributions
Dividends from net investment income	(.30)		(.63)		(.64)		(.62)		(.51)		(.51)
Tax return of capital	– 0	–	– 0	–	(.01)		– 0	–	– 0	–	– 0	–
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	(.02)		(.23)		(.35)		(.14)

Total dividends and distributions	(.30)		(.63)		(.67)		(.85)		(.86)		(.65)

Net asset value, end of period	$ 9.40		$ 9.29		$ 8.33		$ 5.92		$ 9.11		$ 9.07

Total Return
Total investment return based on net asset value(d)	4.81	%*	19.88	%*	55.68	%*	(27.95	)%*	10.50%		11.10%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$719,150		$541,386		$222,632		$112,508		$86,525		$88,046
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.62	%(e)	1.69	%**	1.69%		1.75	%**	2.11	%**	2.17%
Expenses, net of waivers/reimbursements excluding interest expense and TALF administration fee	1.61	%(e)	1.65	%**	1.65%		1.75	%**	2.11	%**	2.17%
Expenses, before waivers/reimbursements	1.62	%(e)	1.73	%**	1.83%		1.84	%**	2.11	%**	2.17%
Expenses, before waivers/reimbursements excluding interest expense and TALF administration fee	1.61	%(e)	1.69	%**	1.79%		1.77	%**	1.85	%**	1.84%
Net investment income	6.50	%(e)	7.08	%(b)**	9.27	%(b)	6.82	%(b)**	5.47	%**	5.54%
Portfolio turnover rate	14%		26%		46%		74%		67%		75%

See footnote summary on page 103.

98	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended April 30, 2011 (unaudited)						January 28, 2008(f) to October 31, 2008
			Year Ended October 31,
			2010		2009

Net asset value, beginning of period	$ 9.20		$ 8.25		$ 5.86		$ 8.52

Income From Investment Operations
Net investment income(a)	.35		.71	(b)	.72	(b)	.52	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.10		.97		2.41		(2.69)
Contributions from Adviser	– 0	–	.00	(c)	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	.45		1.68		3.13		(2.17)

Less: Dividends and Distributions
Dividends from net investment income	(.35)		(.73)		(.71)		(.49)
Tax return of capital	– 0	–	– 0	–	(.01)		– 0	–
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	(.02)		– 0	–

Total dividends and distributions	(.35)		(.73)		(.74)		(.49)

Net asset value, end of period	$ 9.30		$ 9.20		$ 8.25		$ 5.86

Total Return
Total investment return based on net asset value(d)	5.28	%*	21.22	%*	57.57	%*	(26.77	)%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$646,924		$385,380		$76,843		$6,095
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.62	%(e)	.68	%**	.72%		.69	%(e)**
Expenses, net of waivers/reimbursements excluding interest expense and TALF administration fee	.61	%(e)	.65	%**	.65%		.69	%(e)**
Expenses, before waivers/reimbursements	.62	%(e)	.73	%**	.83%		.80	%(e)**
Expenses, before waivers/reimbursements excluding interest expense and TALF administration fee	.61	%(e)	.70	%**	.76%		.76	%(e)**
Net investment income	7.60	%(e)	8.12	%(b)**	10.07	%(b)	8.16	%(b)(e)**
Portfolio turnover rate	14%		26%		46%		74%

See footnote summary on page 103.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	99

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class R
Six Months Ended April 30, 2011 (unaudited)	Year Ended October 31,	January 28, 2008(f) to October 31, 2008
2010	2009

Net asset value, beginning of period	$ 9.19	$ 8.24	$ 5.85	$ 8.52

Income From Investment Operations
Net investment income(a)(b)	.32	.67	.67	.46
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.10	.96	2.43	(2.66)
Contributions from Adviser	– 0	–	.00	(c)	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	.42	1.63	3.10	(2.20)

Less: Dividends and Distributions
Dividends from net investment income	(.32)	(.68)	(.68)	(.47)
Tax return of capital	– 0	–	– 0	–	(.01)	– 0	–
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	(.02)	– 0	–

Total dividends and distributions	(.32)	(.68)	(.71)	(.47)

Net asset value, end of period	$ 9.29	$ 9.19	$ 8.24	$ 5.85

Total Return
Total investment return based on net asset value(d)	5.01	%*	20.62	%*	56.83	%*	(27.09	)%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$18,198	$13,250	$3,754	$1,443
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.16	%(e)	1.18	%**	1.19%	1.18	%(e)**
Expenses, net of waivers/reimbursements excluding interest expense and TALF administration fee	1.15	%(e)	1.15	%**	1.15%	1.18	%(e)**
Expenses, before waivers/reimbursements	1.31	%(e)	1.37	%**	1.36%	1.43	%(e)**
Expenses, before waivers/reimbursements excluding interest expense and TALF administration fee	1.30	%(e)	1.34	%**	1.32%	1.40	%(e)**
Net investment income(b)	7.09	%(e)	7.70	%**	9.86%	7.62	%(e)**
Portfolio turnover rate	14%	26%	46%	74%

See footnote summary on page 103.

100	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class K
Six Months Ended April 30, 2011 (unaudited)	Year Ended October 31,	January 28, 2008(f) to October 31, 2008
2010	2009

Net asset value, beginning of period	$ 9.19	$ 8.24	$ 5.85	$ 8.52

Income From Investment Operations
Net investment income(a)(b)	.33	.69	.68	.47
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.10	.96	2.44	(2.66)
Contributions from Adviser	– 0	–	.00	(c)	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	.43	1.65	3.12	(2.19)

Less: Dividends and Distributions
Dividends from net investment income	(.33)	(.70)	(.70)	(.48)
Tax return of capital	– 0	–	– 0	–	(.01)	– 0	–
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	(.02)	– 0	–

Total dividends and distributions	(.33)	(.70)	(.73)	(.48)

Net asset value, end of period	$ 9.29	$ 9.19	$ 8.24	$ 5.85

Total Return
Total investment return based on net asset value(d)	5.14	%*	20.94	%*	57.24	%*	(26.94	)%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,553	$1,624	$1,328	$753
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.91	%(e)	.95	%**	.94%	.93	%(e)**
Expenses, net of waivers/reimbursements excluding interest expense and TALF administration fee	.90	%(e)	.90	%**	.90%	.93	%(e)**
Expenses, before waivers/reimbursements	1.00	%(e)	1.08	%**	1.10%	1.12	%(e)**
Expenses, before waivers/reimbursements excluding interest expense and TALF administration fee	0.99	%(e)	1.03	%**	1.06%	1.09	%(e)**
Net investment income(b)	7.33	%(e)	8.04	%**	10.18%	8.01	%(e)**
Portfolio turnover rate	14%	26%	46%	74%

See footnote summary on page 103.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	101

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class I
Six Months Ended April 30, 2011 (unaudited)	Year Ended October 31,	January 28, 2008(f) to October 31, 2008
2010	2009

Net asset value, beginning of period	$ 9.20	$ 8.25	$ 5.85	$ 8.52

Income From Investment Operations
Net investment income(a)(b)	.35	.71	.70	.49
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.10	.97	2.44	(2.67)
Contributions from Adviser	– 0	–	.00	(c)	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	.45	1.68	3.14	(2.18)

Less: Dividends and Distributions
Dividends from net investment income	(.35)	(.73)	(.71)	(.49)
Tax return of capital	– 0	–	– 0	–	(.01)	– 0	–
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	(.02)	– 0	–

Total dividends and distributions	(.35)	(.73)	(.74)	(.49)

Net asset value, end of period	$ 9.30	$ 9.20	$ 8.25	$ 5.85

Total Return
Total investment return based on net asset value(d)	5.26	%*	21.23	%*	57.79	%*	(26.84	)%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$24,017	$17,272	$306	$165
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.66	%(e)	.67	%**	.69%	.69	%(e)**
Expenses, net of waivers/reimbursements excluding interest expense and TALF administration fee	.65	%(e)	.65	%**	.65%	.69	%(e)**
Expenses, before waivers/reimbursements	.67	%(e)	.72	%**	.72%	.79	%(e)**
Expenses, before waivers/reimbursements excluding interest expense and TALF administration fee	.66	%(e)	.71	%**	.68%	.75	%(e)**
Net investment income(b)	7.58	%(e)	8.03	%**	10.45%	8.09	%(e)**
Portfolio turnover rate	14%	26%	46%	74%

See footnote summary on page 103.

102	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount less than $0.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Annualized.

(f)	Commencement of distribution.

*	Includes the impact of proceeds received, and credited to the Fund resulting from class action settlements, which enhanced the performance of each share class for the six months ended April 30, 2011, and the years ended October 31, 2010, October 31, 2009 and October 31, 2008 by .02%, .15%, .05% and .41%, respectively.

**	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	103

Financial Highlights

RESULTS OF STOCKHOLDERS MEETING

(unaudited)

The Annual Meeting of Stockholders of the AllianceBernstein High Income Fund, Inc. (the “Fund”) was held on November 5, 2010, and adjourned until December 16, 2010 and January 5, 2011. At the December 16, 2010 Meeting, with respect to the first item of business, the election of Directors for the Fund, the required number of outstanding shares were voted in favor of the proposal, and the proposal was approved. At the January 5, 2011 Meeting, with respect to the fourth item of business, to amend and restate the Fund’s Charter, and with respect to the fifth item of business, changes to the Fund’s fundamental policy regarding commodities, an insufficient number of required outstanding shares were voted in favor of the proposals and, therefore the proposals were not approved. A description of each proposal and number of shares voted at the Meeting are as follows (the proposal numbers shown below correspond to the proposal numbers in the Fund’s proxy statement):

	Voted For	Withheld Authority
1. The election of the Directors, each such Director to serve a term of an indefinite duration and until his or her successor is duly elected and qualifies.

John H. Dobkin	129,947,042	5,440,784
Michael J. Downey	130,070,276	5,317,550
William H. Foulk, Jr.	130,030,223	5,357,603
D. James Guzy	129,747,126	5,640,701
Nancy P. Jacklin	130,082,711	5,305,116
Robert M. Keith	130,104,408	5,283,419
Garry L. Moody	130,111,295	5,276,532
Marshall C. Turner, Jr.	130,030,579	5,357,248
Earl D. Weiner	129,903,659	5,484,168

	Voted For	Voted Against	Abstained	Broker Non-Votes
4. Approve the amendment and restatement of the Fund’s Charter, which will repeal in its entirety all of the currently existing charter provisions and substitute in lieu thereof the new provisions set forth in the Form of Articles of Amendment and Restatement attached to the Proxy Statement as Appendix C.	95,419,965	3,466,057	8,539,622	31,253,209

5. Approve the amendment of the Fund’s fundamental policy regarding commodities.	83,403,962	4,011,808	20,009,873	31,253,209

104	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Results of Shareholders Meeting

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman	Robert M. Keith, President and
John H. Dobkin(1)	Chief Executive Officer
Michael J. Downey(1)	Garry L. Moody(1)
D. James Guzy(1)	Marshall C. Turner, Jr.(1)
Nancy P. Jacklin(1)	Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Paul J. DeNoon(2), Vice President Gershon M. Distenfeld(2), Vice President Douglas J. Peebles(2), Vice President	Marco G. Santamaria(2) , Vice President Matthew S. Sheridan(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Stephen Woetzel, Controller

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

40 Water Street

Boston, MA 02109-3661

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor

Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Global Fixed Income Team and Global Credit Investment Team. Messrs. DeNoon, Distenfeld, Peebles, Santamaria and Sheridan are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	105

Board of Directors

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AllianceBernstein High Income Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser at a meeting held on November 2-4, 2010.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement wherein the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

106	• ALLIANCEBERNSTEIN HIGH INCOME FUND

research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Fund’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Fund’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2008 and 2009 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries which provide transfer agency and distribution services to the Fund. The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships with the Fund other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers that execute purchases and sales of securities on behalf of its clients (although not for the Fund) on an agency basis) and 12b-1 fees and sales charges received by the Fund’s principal underwriter

ALLIANCEBERNSTEIN HIGH INCOME FUND •	107

(which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year. At the November 2010 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Fund as compared with that of a group of similar fund selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with a composite index (33% JPMorgan Emerging Markets Bond Index Global (USD), 33% JPMorgan Government Bond Index—Emerging Markets (local currency-denominated) and 33% Barclays Capital High Yield Index (2% Constrained) (the “Composite Index”), for the 1-, 3-, 5- and 10-year periods ended July 31, 2010 and (in the case of comparisons with the Composite Index) for the 1-, 3- and 5-year periods. The directors noted that the Fund was in the 1st quintile of the Performance Group and the Performance Universe for the 1-, 3-, 5- and 10-year periods. The Fund outperformed the Composite Index in the 1-, 3- and 5-year periods. The directors also noted the changes to the Fund’s investment policies approved in August 2007 and a name change to AllianceBernstein High Income Fund, Inc. from AllianceBernstein Emerging Market Debt Fund, Inc., all effective upon the January 2008 acquisitions of all the assets and liabilities of each of AllianceBernstein Bond Fund, Inc.—Corporate Bond Portfolio and AllianceBernstein High Yield Fund, Inc. Based on their review, the directors concluded that the Fund’s relative performance over time had been satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients pursuing an investment style substantially similar to that of the Fund. For this purpose, they reviewed the relevant fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer disclosing the institutional fee

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schedule for institutional products managed by the Adviser that have an investment style substantially similar to that of the Fund. The directors noted that the institutional fee schedule had breakpoints at lower asset levels than those in the fee schedule applicable to the Fund and that the application of the institutional fee schedule to the level of assets of the Fund would result in a fee rate lower than that in the Fund’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Fund and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Fund. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and reflected fee waivers and/or expense reimbursements as a result of an undertaking by the Adviser. The directors noted that it was likely that the expense ratios of some funds in the Fund’s Lipper category also were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary and temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others.

The directors noted that, at the Fund’s current size, the contractual effective advisory fee rate of 50 basis points, plus the 1 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median. The directors noted that the Fund’s total expense ratio, which had been capped by the Adviser, was lower than the Expense Group and the Expense Universe medians. The directors concluded that the Fund’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors also considered presentations by an independent consultant discussing

ALLIANCEBERNSTEIN HIGH INCOME FUND •	109

economies of scale in the mutual fund industry and for the AllianceBernstein Funds, as well as a presentation by the Adviser concerning certain of its views on economies of scale. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s breakpoint arrangements would result in a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

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THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein High Income Fund, Inc. (the “Fund”).2,3 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

1	It should be noted that the Senior Officer’s fee evaluation was completed on October 21, 2010 and discussed with the Board of Directors on November 2-4, 2010.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Fund.

3	It should be noted that on January 28, 2008, the Fund acquired the assets of AllianceBernstein Corporate Bond Portfolio and AllianceBernstein High Yield Fund, Inc. Prior to January 28, 2008, the Fund was named AllianceBernstein Emerging Market Debt Fund, Inc.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	111

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. The first factor is an additional factor required to be considered by the AoD. The Supreme Court recently held the Gartenberg decision was correct in its basic formulation of what Section 36(b) of the 40 Act requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arms length bargaining.” Jones v. Harris Associates L.P., (No. 08-586), slip op. at 9, 559 U.S.         2010. In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arms-length bargaining as the benchmark for reviewing challenged fees.”4

FUND ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.5 Also Shown are the Fund’s net assets on September 30, 2010.

Category	Advisory Fee Based on % of Average Daily Net Assets	September 30, 2010 Net Assets ($MM)
High Income	50 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$2,105.3

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $105,113 (0.014% of the Fund’s average daily net assets) for such services.

4	Jones v. Harris at 11.

5	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

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The Adviser agreed to waive that portion of its advisory fees and/or reimburse the Fund for that portion of the Fund’s total operating expenses to the degree necessary to limit the Fund’s expense ratios to the amounts set forth below for the Fund’s current fiscal year. The waiver is terminable by the Adviser at the end of the Fund’s fiscal year upon at least 60 days written notice. In addition, set forth below are the Fund’s gross expense ratios, annualized for the most recent semi-annual period:

Fund	Expense Cap Pursuant to Expense Limitation Undertaking		Gross Expense Ratio[6] (04/31/10)	Fiscal Year End
High Income Fund, Inc.	Advisor	0.65%	0.75%	October 31
	Class A	0.95%	1.07%
	Class B	1.65%	1.82%
	Class C	1.65%	1.77%
	Class R	1.15%	1.41%
	Class K	0.90%	1.11%
	Class I	0.65%	0.71%

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an

6	Annualized.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	113

institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Fund.7 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein Institutional fee schedule been applicable to the Fund versus the Fund’s advisory fees based on September 30, 2010 net assets.8

Fund	Net Assets 09/30/10 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee
High Income Fund, Inc.	$2,105.3	Global High Yield Schedule 55 bp on 1st $50 million 35 bp on the balance Minimum account size: $50m	0.355%	0.500%

7	It should be noted that the Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 13.

8	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule, although it should be noted that there were no such institutional accounts that are similar in investment style as the Fund, which opened in the last three years. Discounts that are negotiated vary based upon each client relationship.

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The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fee for Global High Yield, a Luxembourg fund, which has a somewhat similar investment style as the Fund:

Fund	Luxembourg Fund	Fee[9]
High Income Fund, Inc.	Global High Yield Class A Class I (Institutional)	1.70% on 1st $5 billion 1.50% on the balance 1.15% on 1st $5 billion 0.95% on the balance

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedule of the ITM mutual fund that has a somewhat similar investment style as the Fund is as follows:

Fund	ITM Mutual Fund	Fee[10]
High Income Fund, Inc.	Global High Income Open A/B (Hedged/Unhedged)	0.70% on the 1st ¥30 billion 0.60% on next ¥20 billion 0.50% on next ¥450 billion 0.45% on the balance

The Adviser represented that it does not sub-advise any registered investment companies have a similar investment strategy as the Fund.

9	Class A shares of the fund are charged an “all-in” fee, which covers investment advisory services and distribution related services.

10	The Japanese Yen-U.S. dollar currency exchange rate quoted at 4 p.m. on September 20, 2010 by Reuters was ¥85.75 per $1. At that currency exchange rate, ¥30 billion would be equivalent to approximately $349.9 million; ¥20 billion would be equivalent to approximately $233.2 million; and ¥450 billion would be equivalent to approximately $5.248 billion

ALLIANCEBERNSTEIN HIGH INCOME FUND •	115

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services by other investment advisers.11 Lipper’s analysis included the Fund’s ranking with respect to the contractual management fee relative to the median of the Fund’s Lipper Expense Group (“EG”)12 at the approximate current asset level of the subject Fund.13

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds.

Fund	Contractual Management Fee[14]	Lipper Exp. Group Median (%)	Lipper Group Rank
High Income Fund, Inc.	0.500	0.564	5/17

Lipper also compared the Fund’s total expense ratio to the medians of the Fund’s EG and Lipper Expense Universe (“EU”). The EU15 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Fund.

11	In considering this section, it should be noted that the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arms length.” Jones v. Harris at 14.

12	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

13	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

14	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers for expense caps that would effectively reduce the actual effective management fee.

15	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

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It should be noted that Lipper uses expense ratio data from financial statements of the most current fiscal year in their database. This has several implications: the total expense ratio of each fund that Lipper uses in their report is based on each fund’s average net assets during its fiscal year. Since funds have different fiscal year ends, the total expense ratios of the funds may cover different twelve month periods, depending on the funds’ fiscal year ends. This is the process that Lipper always follows but given the volatile market conditions during 2008 and 2009, notably the last three months of 2008 through the first three months of 2009, when equity markets declined substantially, and conversely through the remainder of 2009, when equity markets rallied the effects on the funds’ total expense ratio caused by the differences in fiscal year ends may be more pronounced in 2008 and 2009 compared to other years under more normal market conditions.16

Fund	Expense Ratio (%)[17]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
High Income Fund, Inc.[18]	0.951	1.119	3/17	1.104	10/83

Based on this analysis, the Fund has a more favorable ranking in a total expense ratio basis than on a management fee basis

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained an independent consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

16	To cite an example, the average net assets and total expense ratio of a fund with a fiscal year end of March 31, 2009 will not be reflective of the market rally that occurred post March 2009, in contrast to a fund with a fiscal year end of December 31, 2009.

17	Most recently completed fiscal year Class A share total expense ratio.

18	It should be noted that the total expense ratio of the Fund shown in the table above was provided by Lipper. Lipper calculates the Fund’s total expense ratio using Form NSAR expense and average net assets data rounded to the nearest thousand. Due to minor differences in data inputs, Lipper’s estimate of the Fund’s total expense ratio may differ from the total expense ratio reported in the Fund’s financial statements. Lipper’s total expense ratio estimate for Class A shares exceeds the Fund’s expense caps, in contrast to the total expense ratio reported in the Fund’s financial statements, which does not exceed the Fund’s expense cap of 0.95% for Class A shares.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	117

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The profitability information for the Fund prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer and the independent consultant. The Adviser’s profitability from providing investment advisory services to the Fund increased during calendar year 2009, relative to 2008.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent and distribution related services to the Fund and receive transfer agent fees, front-end sales loads, Rule 12b-1 payments, and contingent deferred sales charges (“CDSC”). During the Fund’s most recently completed fiscal year, ABI received from the Fund $110,108, $3,499,127 and $63,884 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to revenues derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2009, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $13.8 million for distribution services and educational support (revenue sharing payments).

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS’ after-tax profitability increased in 2009 in comparison to 2008. During the Fund’s most recently completed fiscal year, ABIS received $609,398 in fees from the Fund.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,19 subsidies and enhancement to services. Based

19	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

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on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli20 study on advisory fees and various fund characteristics.21 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.22 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund assets under management (“AUM”), family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of fund size and the large asset manager’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $484 billion as of September 30, 2010, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

20	The Deli study was originally published in 2002 based on 1997 data.

21	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arms length. See Jones V. Harris at 14.

22	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	119

The information below shows the 1, 3, 5 and 10 year performance returns and rankings of the Fund23 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)24 for the periods ended July 31, 2010.25

	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	29.13	21.96	20.37	3/17	3/95
3 year	11.52	7.00	6.30	1/17	1/85
5 year	10.62	6.23	5.84	1/17	1/74
10 year	13.03	6.29	6.29	1/17	1/59

Set forth below are the 1, 3, 5, 10 year and since inception net performance returns of the Fund (in bold)26 versus its benchmarks. Note that the Fund may utilize leverage in contrast to the Fund’s benchmark, which has no leverage.

	Periods Ending July 31, 2010 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)
High Income Fund, Inc.	28.85	11.36	10.53	12.98	11.78
33% JP Morgan EMBI Index / 33% JP Morgan GBI EM Index / 33% Barclays Capital High Yield 2% Constrained Index	19.02	9.36	8.89	N/A	N/A
JP Morgan EMBI Global Index	19.08	10.00	9.09	10.49	11.07
JP Morgan GBI EM Index	13.77	7.9	9.41	N/A	N/A
Barclays Capital High Yield 2% Constrained Index	23.69	9.40	7.63	7.75	7.32
Inception Date: February 25, 1994

23	The performance returns and rankings are for the Class A shares of the Fund. It should be noted that the performance returns of the Fund that are shown were provided by the Adviser. Lipper maintains its own database that includes the Fund’s performance returns. However, differences in the distribution price (ex-date versus payable date) and rounding differences may cause the Adviser’s own performance returns of the Fund to be different from Lipper.

24	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including/excluding a portfolio in/from a PU are somewhat different from that of an EU.

25	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the Fund even if the Fund may have had a different investment classification/objective at different points in time.

26	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

120	• ALLIANCEBERNSTEIN HIGH INCOME FUND

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 22, 2010

ALLIANCEBERNSTEIN HIGH INCOME FUND •	121

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Blended Style Funds

International Portfolio

Tax-Managed International Portfolio

U.S. Large Cap Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio

Global & International

Global Growth Fund

Global Thematic Growth Fund

Greater China ’97 Fund

International Discovery Equity Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Equity Income Fund*

Growth & Income Fund

Small/Mid Cap Value Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Unconstrained Bond Fund*

Municipal Bond Funds

Arizona California High Income Massachusetts Michigan Minnesota Municipal Bond Inflation Strategy	National New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

The Ibero-America Fund

Alternatives

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Real-Asset Strategy*

Balanced

Balanced Shares

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to August 31, 2010, Equity Income Fund was named Utility Income Fund. Prior to September 27, 2010, Real-Asset Strategy was named Multi-Asset Inflation Strategy. Prior to February 3, 2011, Unconstrained Bond Fund was named Diversified Yield Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

122	• ALLIANCEBERNSTEIN HIGH INCOME FUND

AllianceBernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN HIGH INCOME FUND •	123

NOTES

124	• ALLIANCEBERNSTEIN HIGH INCOME FUND

ALLIANCEBERNSTEIN HIGH INCOME FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

HI-0152-0411

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein High Income Fund, Inc.

By:	/S/ ROBERT M. KEITH
Robert M. Keith President

Date: June 29, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ ROBERT M. KEITH
Robert M. Keith President

Date: June 29, 2011

By:	/S/ JOSEPH J. MANTINEO
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: June 29, 2011